--------------------------------------------------------------------------------

MORGAN STANLEY                                                  November 3, 2004
Securitized Products Group      [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                             Computational Materials


                                  $806,010,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-OP1


                       Mortgage Pass-Through Certificates





--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORGAN STANLEY                                                  November 3, 2004
Securitized Products Group      [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by
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issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform
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purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MORGAN STANLEY                                                  November 3, 2004
Securitized Products Group      [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------


                           Approximately $806,010,000
               Morgan Stanley ABS Capital I Inc., Series 2004-OP1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                         Option One Mortgage Corporation
                                    Servicer

                             Transaction Highlights

--------------- ----------------- ------------------ -------------------------- ----------------
                                                                                  Avg Life to
   Offered                                               Expected Ratings           Call /
   Classes        Description        Balance(4)        (S&P/Fitch/ Moody's)        Mty(1)(2)
=============== ================= ================== ========================== ================
     A-1a         Not Offered           701,255,000         AAA/AAA/Aaa           2.45 / 2.65
--------------- ----------------- ------------------ -------------------------- ----------------
     A-1b           Floater              77,918,000          -/AAA/Aaa            2.45 / 2.65
--------------- ----------------- ------------------ -------------------------- ----------------
     A-2a           Floater             255,000,000         AAA/AAA/Aaa           1.00 / 1.00
--------------- ----------------- ------------------ -------------------------- ----------------
     A-2b           Floater             100,000,000         AAA/AAA/Aaa           3.01 / 3.01
--------------- ----------------- ------------------ -------------------------- ----------------
     A-2c           Floater              86,385,000         AAA/AAA/Aaa           6.38 / 7.64
--------------- ----------------- ------------------ -------------------------- ----------------
     A-2d           Floater              49,043,000          -/AAA/Aaa            2.51 / 2.75
--------------- ----------------- ------------------ -------------------------- ----------------
     M-1            Floater              51,868,000         AA+/AA+/Aa1           4.98 / 5.49
--------------- ----------------- ------------------ -------------------------- ----------------
     M-2            Floater              44,900,000          AA/AA/Aa2            4.94 / 5.44
--------------- ----------------- ------------------ -------------------------- ----------------
     M-3            Floater              28,644,000         AA-/AA-/Aa3           4.92 / 5.39
--------------- ----------------- ------------------ -------------------------- ----------------
     M-4            Floater              24,773,000          A+/A+/A1             4.91 / 5.35
--------------- ----------------- ------------------ -------------------------- ----------------
     M-5            Floater              22,450,000           A/A/A2              4.89 / 5.30
--------------- ----------------- ------------------ -------------------------- ----------------
     M-6            Floater              18,580,000          A-/A-/A3             4.89 / 5.25
--------------- ----------------- ------------------ -------------------------- ----------------
     B-1            Floater              18,580,000       BBB+/BBB+/Baa1          4.89 / 5.19
--------------- ----------------- ------------------ -------------------------- ----------------
     B-2            Floater              12,386,000        BBB/BBB/Baa2           4.87 / 5.10
--------------- ----------------- ------------------ -------------------------- ----------------
     B-3            Floater              15,483,000       BBB-/BBB-/Baa3          4.87 / 4.99
--------------- ----------------- ------------------ -------------------------- ----------------
--------------- --------------- ----------------------------------- -------------------- ------------------
                   Modified
                  Duration To
   Offered          Call /                                                Initial
   Classes       Mty(1)(2)(3)   Payment Window To Call / Mty(1)(2)  Subordination Level      Benchmark
=============== =============== =================================== ==================== ==================
--------------- --------------------------------------------------- -------------------- ------------------
     A-1a                       ***Not Offered***                         18.00%            1 Mo. LIBOR
--------------- --------------------------------------------------- -------------------- ------------------
     A-1b        2.33 / 2.49      12/04 - 03/12 / 12/04 - 08/20           18.00%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     A-2a        0.99 / 0.99      12/04 - 01/07 / 12/04 - 01/07           18.00%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     A-2b        2.91 / 2.91      01/07 - 05/09 / 01/07 - 05/09           18.00%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     A-2c        5.90 / 6.89      05/09 - 03/12 / 05/09 - 04/21           18.00%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     A-2d        2.39 / 2.58      12/04 - 03/12 / 12/04 - 04/21           18.00%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     M-1         4.64 / 5.05      04/08 - 03/12 / 04/08 - 03/18           14.65%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     M-2         4.61 / 5.00      03/08 - 03/12 / 03/08 - 08/17           11.75%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     M-3         4.57 / 4.95      02/08 - 03/12 / 02/08 - 12/16            9.90%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     M-4         4.53 / 4.88      02/08 - 03/12 / 02/08 - 06/16            8.30%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     M-5         4.50 / 4.82      01/08 - 03/12 / 01/08 - 11/15            6.85%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     M-6         4.48 / 4.76      01/08 - 03/12 / 01/08 - 04/15            5.65%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     B-1         4.41 / 4.64      01/08 - 03/12 / 01/08 - 09/14            4.45%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     B-2         4.38 / 4.55      12/07 - 03/12 / 12/07 - 12/13            3.65%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------
     B-3         4.22 / 4.30      12/07 - 03/12 / 12/07 - 05/13            2.65%            1 Mo. LIBOR
--------------- --------------- ----------------------------------- -------------------- ------------------

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
            (2)   Based on the pricing prepayment speed. See details below.
            (3)   Assumes pricing at par.
            (4)   Bond sizes subject to a variance of plus or minus 5%.

Issuer:               Morgan Stanley ABS Capital I Inc. Trust 2004-OP1.

Depositor:            Morgan Stanley ABS Capital I Inc.

Originator:           Option One Mortgage Corporation.

Servicer:             Option One Mortgage Corporation.

Trustee:              Deutsche Bank National Trust Company.

Managers:             Morgan Stanley (lead manager), The Williams Capital
                      Group, L.P. and Utendahl Capital Partners, L.P.

Rating Agencies:      Standard & Poor's, Fitch Ratings and Moody's Investors
                      Service.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Offered Certificates: The Class A-1b, A-2a, A-2b, A-2c, A-2d, M-1,
                      M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates.

Class A Certificates: The Class A-1a, A-1b, A-2a, A-2b, A-2c and
                      A-2d Certificates.

Group I Class A       The Class A-1a and Class A-1b Certificates.
Certificates:

Group II Class A      The Class A-2a, Class A-2b, Class A-2c and Class A-2d
Certificates:         Certificates.

Group II Class A      The Class A-2a, Class A-2b and Class A-2c Certificates.
Sequential
Certificates:

Class A Certificate   The Group I Class A Certificates and Group II Class A
Group:                Certificates, as applicable.

Expected Closing      December 2, 2004 through DTC and Euroclear or Clearstream.
Date:                 The Certificates will be sold without accrued interest.

Cut-off Date:         November 1, 2004

Distribution Dates:   The 25th of each month, or if such day is not a business
                      day, on the next business day, beginning December 25, 2004.

Final Scheduled       For the Class A-2a Certificates, the Distribution Date
Distribution Date:    occurring in November 2013, and for all other Offered
                      Certificates, the Distribution Date occurring in November
                      2034.

Minimum Denomination: The Offered Certificates will be issued and available in denominations of $25,000 initial principal balance and integral multiples of $1 in excess of $25,000.

Due Period:           For any Distribution Date, the calendar month preceding
                      the month in which that Distribution Date occurs.

Interest Accrual      The interest accrual period for the Offered Certificates
Period:               with respect to any Distribution Date will be the period
                      beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date
                      (on an actual/360 day count basis).

Mortgage Loans:       The Trust will consist of two groups of adjustable and
                      fixed rate sub-prime residential, first-lien and second-lien mortgage loans.

Group I Mortgage      Approximately $950.2 million of Mortgage Loans with
Loans:                original principal balances that conform to the original
                      principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage     Approximately $598.1 million of Mortgage Loans that
Loans:                predominantly have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment    o     Fixed Rate Mortgage Loans: CPR starting at
Speed:                approximately 4% CPR in month 1 and increasing to 23% CPR
                      in month 16 (19%/15 increase for each month), and remaining at 23% CPR thereafter
                      o     ARM Mortgage Loans:  28% CPR

Credit Enhancement:   The Offered Certificates are credit enhanced by:
                      1) Net monthly excess cashflow from the Mortgage Loans,
                      2) 2.65% overcollateralization (funded upfront). On and
                      after the Step-down Date, so long as a Trigger Event is
                      not in effect, the required overcollateralization will
                      equal 5.30% of the aggregate principal balance of the
                      Mortgage Loans as of the last day of the applicable Due
                      Period, subject to a 0.50% floor, based on the aggregate
                      principal balance of the Mortgage Loans as of the cut-off
                      date, and
                      3) Subordination of distributions on the more subordinate
                      classes of certificates (if applicable) to the required
                      distributions on the more senior classes of certificates.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Senior Enhancement    For any Distribution Date, the percentage obtained by
Percentage:           dividing (x) the aggregate Certificate Principal Balance
                      of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:       The later to occur of:
                      (x) The earlier of:
                        (a) The Distribution Date occurring in December 2007;
                        and
                        (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                      (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 36.00%.

Trigger Event:        Either a Delinquency Trigger Event or a Cumulative Loss
                      Trigger Event.

Delinquency Trigger   A Delinquency Trigger Event is in effect on any
Event:                Distribution Date if on that Distribution Date the
                      60 Day+ Rolling Average equals or exceeds [42.50%] of the prior period's Senior Enhancement Percentage. The 60 Day+
                      Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss       A Cumulative Loss Trigger Event is in effect on any
Trigger Event:        Distribution Date if the aggregate amount of Realized
                      Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                      Months 37- 48             [2.75] for the first month, plus an additional 1/12th of [1.25] for each month thereafter (e.g., [3.375] in Month 43)
                      Months 49- 60             [4.00] for the first month, plus an additional 1/12th of [1.25] for each month thereafter (e.g., [4.625] in Month 55)
                      Months 61- 72             [5.25] for the first month, plus an additional 1/12th of [0.75] for each month thereafter (e.g., [5.625] in Month 67)
                      Months 73- thereafter     [6.00]



Sequential Trigger    A Sequential Trigger Event is in effect on any
Event:                Distribution Date if, before the 37th Distribution Date,
                      the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related
                      Prepayment Period divided by the aggregate Stated
                      Principal Balance of the mortgage loans as of the cut-off date exceeds 2.75%, or if, on or after the 37th
                      Distribution Date, a Trigger Event is in effect.

Initial               Class A:            18.00%
Subordination         Class M-1:          14.65%
Percentage:           Class M-2:          11.75%
                      Class M-3:           9.90%
                      Class M-4:           8.30%
                      Class M-5:           6.85%
                      Class M-6:           5.65%
                      Class B-1:           4.45%
                      Class B-2:           3.65%
                      Class B-3:           2.65%


Optional Clean-up     When the current aggregate principal balance of the
Call:                 Mortgage Loans is less than or equal to 10% of the
                      aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Step-up Coupons:      For all Offered Certificates the coupon will increase
                      after the optional clean-up call date, should the call not be exercised.

Group I Class A       The Class A-1a and A-1b Certificates will accrue interest
Certificates          at a variable rate equal to the least of (i) one-month
Pass-Through Rate:    LIBOR plus [] bps ([] bps after the first distribution
                      date on which the Optional Clean-up Call is exercisable),
                      (ii) the Loan Group I Cap and (iii) the WAC Cap.

Group II Class A      The Class A-2a, A-2b, A-2c and A-2d Certificates will
Certificates          accrue interest at a variable rate equal to the least of
Pass-Through Rate:    (i) one-month LIBOR plus [] bps ([] bps after the first
                      distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC
                      Cap.

Class M-1             The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2             The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3             The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4             The Class M-4 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5             The Class M-5 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6             The Class M-6 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1             The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:     variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2             The Class B-2 Certificates will accrue interest at
Pass-Through Rate:    a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3             The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:    variable rate equal to the lesser of (i) one-month LIBOR
                      plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: For any distribution date, the product of (i) the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:     For any distribution date, the product of (i) the weighted average of the mortgage rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related
                      Interest Accrual Period.

Loan Group II Cap:    For any distribution date, the product of (i) the weighted average of the mortgage rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related
                      Interest Accrual Period.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Group I Class A       As to any Distribution Date, the supplemental interest
Basis Risk Carry      amount for the  Group I Class A Certificates will equal
Forward Amount:       the sum of:

                      (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                      (ii) Any Group I Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                      (iii) Interest on the amount in clause (ii) at the related Group I Class A Certificates Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Group II Class A      As to any Distribution Date, the supplemental interest
Basis Risk Carry      amount for each of the Group II Class A Certificates will
Forward Amount:       equal the sum of:

                      (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Group II Class A Certificates Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                      (ii) Any Group II Class A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                      (iii) Interest on the amount in clause (ii) at the related Group II Class A Certificates Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,  As to any Distribution Date, the supplemental interest
M-4, M-5, M-6, B-1,   amount for each of the Class M-1, M-2, M-3, M-4, M-5, M-6,
B-2 and B-3 Basis     B-1, B-2 and B-3 Certificates will equal the sum of:
Risk Carry Forward
Amounts:              (i) The excess, if any, of interest that would otherwise
                      be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC
                      Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                      (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                      (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Interest              On each Distribution Date and after payments of servicing
Distributions on      and trustee fees and other expenses, interest
Offered Certificates: distributions from the Interest Remittance Amount will be allocated as follows:

                      (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group I Class A Certificates and second, pro rata to the Group II Class A Certificates;

                      (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Group II Class A Certificates and second, pro rata to the Group I Class A Certificates;

                      (iii) To the Class M-1 Certificates, its Accrued Certificate Interest;

                      (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                      (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                      (vi) To the Class M-4 Certificates, its Accrued Certificate Interest;

                      (vii) To the Class M-5 Certificates, its Accrued Certificate Interest;

                      (viii) To the Class M-6 Certificates, its Accrued Certificate Interest;

                      (ix) To the Class B-1 Certificates, its Accrued Certificate Interest;

                      (x) To the Class B-2 Certificates, its Accrued Certificate Interest; and

                      (xi) To the Class B-3 Certificates, its Accrued Certificate Interest.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Principal             On each Distribution Date (a) prior to the Stepdown Date
Distributions on      or (b) on which a Trigger Event is in effect, principal
Offered Certificates: distributions from the Principal Distribution Amount will be allocated as follows:

                      (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                      (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (vii) to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (viii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                      (ix) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                      (x) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                      (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                      (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                      (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                      (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                      (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                      (vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                      (viii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                      (ix) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                      (x) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal     Except as described below, the Group II Class A Sequential
Allocation:           Certificates will receive principal sequentially; the
                      Class A-2b Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2a Certificates has been reduced to zero, and the Class A-2c Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-2b Certificates has been reduced to zero.

                      All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently between the Group I Class A Certificates, on the one hand, and the Group II Class A Certificates, on the other hand, based on the Class A Principal Allocation Percentage for the Group I Class A Certificates and the Group II Class A Certificates, as applicable.

                      However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                      Any principal distributions allocated to the Group I Class A Certificates are required to be distributed pro rata between the Class A-1a Certificates and the Class A-1b Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions from the Group I Mortgage Loans will be distributed first, to the Class A-1a Certificates until their Class Certificate balance has been reduced to zero, and second, to the Group II Class A Sequential Certificates, until their Class Certificate balance has been reduced to zero, and finally, to the Class A-1b Certificates until their Class Certificate balance has been reduced to zero.

                      Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata between the Group II Class A Sequential Certificates and the Class A-2d Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions from the Group II Mortgage Loans will be distributed first, to the Group II Class A Sequential Certificates until their Class Certificate balance has been reduced to zero, and second, to the Class A-1a Certificates, until their Class Certificate balance has been reduced to zero, and finally, to the Class A-2d Certificates until their Class Certificate balance has been reduced to zero. Principal distributions to the Group II Class A Sequential Certificates will be allocated first to the Class A-2a Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2b Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2c Certificates, until their Class Certificate Balance has been reduced to zero.

                      Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed first, on a pro rata basis, to the Group II Class A Sequential Certificates, and, second, to the Class A-2d Certificates, with the exception that if a Class A-2a Accelerated Amortization Event is also in effect, principal distributions to the Group II Class A Certificates will be sequential to the Class A-2a Certificates and then pro rata between the Class A-2b and Class A-2c Certificates.

Class A-1b Interest   Beginning on the first Distribution Date, and for a period
Rate Cap:             of 26 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Class
                      A-1b Certificates.

                      For its duration, the Class A-1b Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-1b Interest Rate Cap Notional Balance ("the Class A-1b Interest Rate Cap Payment") as described on the schedule herein.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A-1b Interest   The Class A-1b Interest Rate Cap Payment shall be
Rate Cap Payment      available to pay any Basis Risk Carry Forward Amount due
Allocation:           to the Class A-1b Certificates.

Class A-2a Interest   Beginning on the first Distribution Date, and for a period
Rate Cap:             of 37 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust mainly for the benefit of the Class A-2a Certificates.

                      For its duration, the Class A-2a Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2a Interest Rate Cap Notional Balance ("the Class A-2a Interest Rate Cap Payment") as described on the schedule herein.

Class A-2a Interest   The Class A-2a Interest Rate Cap Payment shall be
Rate Cap Payment      available to pay any Basis Risk Carry Forward Amount due
Allocation:           to the Class A-2a, Class A-2b, Class A-2c and Class A-2d
                      Certificates, sequentially.

Class A-2b, Class     Beginning on the first Distribution Date, and for a period
A-2c, and Class A-2d  of 26 months thereafter, an Interest Rate Cap will be
Interest Rate Cap:    entered into by the Trust for the benefit of the Class
                      A-2b, Class A-2c, and Class A-2d Certificates.

                      For its duration, the Class A-2b, Class A-2c, and Class A-2d Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group II Class A Interest Rate Cap Notional Balance ("the Class A-2b, Class A-2c, and Class A-2d Interest Rate Cap Payment") as described on the schedule herein.

Class A-2b, Class     The Class A-2b, Class A-2c, and Class A-2d Interest Rate
A-2c, and Class A-2d  Cap Payment shall be available to pay any Basis Risk Carry
Interest Rate Cap     Forward Amount due to the Class A-2b, A-2c and A-2d
Payment Allocation:   Certificates on a pro rata basis.

Class M Interest      Beginning on the first Distribution Date, and for a period
Rate Cap:             of 38 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Class M
                      Certificates.

                      For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                      (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest      The Class M Interest Rate Cap Payment shall be available
Rate Cap Payment      to pay any Basis Risk Carry Forward Amount due to the
Allocation:           Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and
                      Class M-6 Certificates on a pro rata basis.

Class B Interest      Beginning on the first Distribution Date, and for a period
Rate Cap:             of 38 months thereafter, an Interest Rate Cap will be
                      entered into by the Trust for the benefit of the Class B
                      Certificates.

                      For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and
                      (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest      The Class B Interest Rate Cap Payment shall be available
Rate Cap Payment      to pay any Basis Risk Carry Forward Amount due to the
Allocation:           Class B-1, Class B-2 and Class B-3 Certificates on a pro
                      rata basis.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Allocation of Net     For any Distribution Date, any Net Monthly Excess Cashflow
Monthly Excess        shall be paid as follows:
Cashflow:

                      (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                      (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                      (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                      (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                      (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                      (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                      (vii) to the Class M-4 Certificates, the unpaid interest shortfall amount;

                      (viii) to the Class M-4 Certificates, the allocated unreimbursed realized loss amount;

                      (ix) to the Class M-5 Certificates, the unpaid interest shortfall amount;

                      (x) to the Class M-5 Certificates, the allocated unreimbursed realized loss amount;

                      (xi) to the Class M-6 Certificates, the unpaid interest shortfall amount;

                      (xii) to the Class M-6 Certificates, the allocated unreimbursed realized loss amount;

                      (xiii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                      (xiv) to the Class B-1 Certificates, the allocated unreimbursed realized loss amount;

                      (xv) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                      (xvi) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                      (xvii) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                      (xviii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;

                      (xix) concurrently, any Group I Class A Basis Risk Carry Forward Amount to the Group I Class A Certificates, and any Group II Class A Basis Risk Carry Forward Amount to the Group II Class A Certificates; and

                      (xx) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes; and

                      (xxi) in the event that a Class A-2a Accelerated Amortization Event is in effect, to the Class A-2a certificates as additional principal in the amount equal to the Class A-2a Accelerated Amortization Amount until their Class Certificate Balance has been reduced to zero.

Interest Remittance   For any Distribution Date, the portion of available funds
Amount:               for such Distribution Date attributable to interest
                      received or advanced on the Mortgage Loans.

Accrued Certificate   For any Distribution Date and each class of Offered
Interest:             Certificates, equals the amount of interest accrued during the related interest accrual period at the related
                      Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal             On any Distribution Date, the sum of (i) the Basic
Distribution Amount:  Principal Distribution Amount and (ii) the Extra Principal
                      Distribution Amount.

Basic Principal       On any Distribution Date, the excess of (i) the aggregate
Distribution Amount:  principal remittance amount over (ii) the Excess
                      Subordinated Amount, if any.

Net Monthly Excess    For any Distribution Date is the amount of funds available
Cashflow:             for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal       For any Distribution Date, the lesser of (i) the excess of
Distribution Amount:  (x) interest collected or advanced with respect to the
                      Mortgage Loans with due dates in the related Due Period
                      (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated   For any Distribution Date, means the excess, if any of
Amount:               (i) the overcollateralization and (ii) the required
                      overcollateralization for such Distribution Date.

Class A Principal     For any Distribution Date, the percentage equivalent of a
Allocation            fraction, determined as follows:  (i) in the case of the
Percentage:           Group I Class A Certificates the numerator of which is
                      (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class A Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the aggregate Certificate Principal Balance of the
                      Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 64.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,741,475.

Class A-2a            With respect to any Distribution Date beginning with the
Accelerated           Distribution Date in November 2011, until the Class
Amortization Event:   Certificate Balance of the Class A-2a Certificates has
                      been reduced to zero, a Class A-2a Accelerated
                      Amortization Event exists if the Class Certificate Balance of the Class A-2a Certificates (after application of the Principal Distribution Amount on that Distribution Date) exceeds a target amount for such Distribution Date, as set forth on the Class A-2a Target Balance Schedule attached hereto.

Class A-2a            With respect to any Distribution Date, the lesser of
Accelerated           (a) the amount of funds remaining after making payments
Amortization Amount:  pursuant to clause (xx) of the Allocation of Net Monthly
                      Excess Cashflow described above and (b) the Class
                      Certificate Balance of the Class A-2a certificates (after application of the related Principal Distribution Amount on that Distribution Date).

Class M-1 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date) and (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 70.70% and
                      (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $7,741,475.

Class M-2 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 76.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,741,475.

Class M-3 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date) and (iv) the Certificate Principal
                      Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 80.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,741,475.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class M-4 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate
                      Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.40% and
                      (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $7,741,475.

Class M-5 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 86.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,741,475.

Class M-6 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date) and (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,741,475.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-1 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-1
                      Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,741,475.

Class B-2 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date), (viii) the
                      Certificate Principal Balance of the Class B-1
                      Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                      Distribution Date) and (ix) the Certificate Principal
                      Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,741,475.



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Class B-3 Principal   For any Distribution Date, an amount equal to the excess
Distribution Amount:  of (x) the sum of (i) the aggregate Certificate Principal
                      Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution
                      Amount on such Distribution Date), (ii) the Certificate
                      Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                      Distribution Amount on such Distribution Date), (iii) the
                      Certificate Principal Balance of the Class M-2
                      Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such
                      Distribution Date), (iv) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal
                      Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal
                      Distribution Amount on such Distribution Date), (vi) the
                      Certificate Principal Balance of the Class M-5
                      Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such
                      Distribution Date), (vii) the Certificate Principal
                      Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal
                      Distribution Amount on such Distribution Date), (viii) the
                      Certificate Principal Balance of the Class B-1
                      Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such
                      Distribution Date), (ix) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (x) the Certificate
                      Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.70% and
                      (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                      Period over $7,741,475.

Trust Tax Status:     REMIC.

ERISA Eligibility:    Subject to the considerations in the Prospectus, all
                      Offered Certificates are ERISA eligible.

SMMEA Eligibility:    It is anticipated that none of the Offered Certificates
                      will be SMMEA eligible.

Prospectus:           The Class A-1b, Class A-2a, Class A-2b, Class A-2c,
                      Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4,
                      Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3
                      Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.




--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL


----------------------------------------------------------------------------------------------------------
        PPC (%)                             50               60              75              100
----------------------------------------------------------------------------------------------------------
 A-1b   WAL (yrs)                          4.95             4.18            3.34            2.45
        First Payment Date              12/25/2004       12/25/2004      12/25/2004      12/25/2004
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                            1 - 172         1 - 147          1 - 118         1 - 88
----------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                          1.98             1.67            1.34            1.00
        First Payment Date              12/25/2004       12/25/2004      12/25/2004      12/25/2004
        Expected Final Maturity          3/25/2009       7/25/2008       10/25/2007       1/25/2007
        Window                            1 - 52           1 - 44          1 - 35          1 - 26
----------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                          6.32             5.30            4.24            3.01
        First Payment Date               3/25/2009       7/25/2008       10/25/2007       1/25/2007
        Expected Final Maturity         12/25/2013       7/25/2012       12/25/2010       5/25/2009
        Window                           52 - 109         44 - 92          35 - 73         26 - 54
----------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                          12.57           10.69            8.58            6.38
        First Payment Date              12/25/2013       7/25/2012       12/25/2010       5/25/2009
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           109 - 172        92 - 147        73 - 118         54 - 88
----------------------------------------------------------------------------------------------------------
 A-2d   WAL (yrs)                          5.04             4.25            3.42            2.51
        First Payment Date              12/25/2004       12/25/2004      12/25/2004      12/25/2004
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                            1 - 172         1 - 147          1 - 118         1 - 88
----------------------------------------------------------------------------------------------------------
  M-1   WAL                                9.51             8.04            6.45            4.98
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       4/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         41 - 88
----------------------------------------------------------------------------------------------------------
  M-2   WAL                                9.51             8.04            6.45            4.94
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       3/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         40 - 88
----------------------------------------------------------------------------------------------------------
  M-3   WAL                                9.51             8.04            6.45            4.92
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       2/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         39 - 88
----------------------------------------------------------------------------------------------------------
  M-4   WAL                                9.51             8.04            6.45            4.91
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       2/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         39 - 88
----------------------------------------------------------------------------------------------------------
  M-5   WAL                                9.51             8.04            6.45            4.89
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       1/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         38 - 88
----------------------------------------------------------------------------------------------------------
  M-6   WAL                                9.51             8.04            6.45            4.89
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       1/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         38 - 88
----------------------------------------------------------------------------------------------------------
  B-1   WAL                                9.51             8.04            6.45            4.89
        First Payment Date               6/25/2009       9/25/2008       12/25/2007       1/25/2008
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         38 - 88
----------------------------------------------------------------------------------------------------------
  B-2   WAL                                9.51             8.04            6.45            4.87
        First Payment Date               6/25/2009       9/25/2008       12/25/2007      12/25/2007
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         37 - 88
----------------------------------------------------------------------------------------------------------
  B-3   WAL                                9.51             8.04            6.45            4.87
        First Payment Date               6/25/2009       9/25/2008       12/25/2007      12/25/2007
        Expected Final Maturity          3/25/2019       2/25/2017        9/25/2014       3/25/2012
        Window                           55 - 172         46 - 147        37 - 118         37 - 88
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
        PPC (%)                            125              150             175
--------------------------------------------------------------------------------------
 A-1b   WAL (yrs)                          1.82            1.35            1.06
        First Payment Date              12/25/2004      12/25/2004      12/25/2004
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2007
        Window                            1 - 68          1 - 55          1 - 34
--------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                          0.79            0.65            0.54
        First Payment Date              12/25/2004      12/25/2004      12/25/2004
        Expected Final Maturity         7/25/2006        4/25/2006       1/25/2006
        Window                            1 - 20          1 - 17          1 - 14
--------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                          2.18            1.77            1.47
        First Payment Date              7/25/2006        4/25/2006       1/25/2006
        Expected Final Maturity         8/25/2007        2/25/2007       9/25/2006
        Window                           20 - 33          17 - 27         14 - 22
--------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                          4.74            3.17            2.30
        First Payment Date              8/25/2007        2/25/2007       9/25/2006
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2007
        Window                           33 - 68          27 - 55         22 - 34
--------------------------------------------------------------------------------------
 A-2d   WAL (yrs)                          1.88            1.40            1.10
        First Payment Date              12/25/2004      12/25/2004      12/25/2004
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2007
        Window                            1 - 68          1 - 55          1 - 34
--------------------------------------------------------------------------------------
  M-1   WAL                                4.47            4.56            3.73
        First Payment Date              9/25/2008        5/25/2009       9/25/2007
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           46 - 68          54 - 55         34 - 46
--------------------------------------------------------------------------------------
  M-2   WAL                                4.30            4.28            3.81
        First Payment Date              6/25/2008       11/25/2008       9/25/2008
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           43 - 68          48 - 55         46 - 46
--------------------------------------------------------------------------------------
  M-3   WAL                                4.21            4.03            3.81
        First Payment Date              5/25/2008        8/25/2008       9/25/2008
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           42 - 68          45 - 55         46 - 46
--------------------------------------------------------------------------------------
  M-4   WAL                                4.16            3.89            3.72
        First Payment Date              4/25/2008        6/25/2008       6/25/2008
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           41 - 68          43 - 55         43 - 46
--------------------------------------------------------------------------------------
  M-5   WAL                                4.12            3.80            3.56
        First Payment Date              3/25/2008        5/25/2008       4/25/2008
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           40 - 68          42 - 55         41 - 46
--------------------------------------------------------------------------------------
  M-6   WAL                                4.09            3.73            3.45
        First Payment Date              2/25/2008        4/25/2008       3/25/2008
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           39 - 68          41 - 55         40 - 46
--------------------------------------------------------------------------------------
  B-1   WAL                                4.07            3.67            3.36
        First Payment Date              1/25/2008        3/25/2008       1/25/2008
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           38 - 68          40 - 55         38 - 46
--------------------------------------------------------------------------------------
  B-2   WAL                                4.03            3.62            3.31
        First Payment Date              1/25/2008        2/25/2008      12/25/2007
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           38 - 68          39 - 55         37 - 46
--------------------------------------------------------------------------------------
  B-3   WAL                                4.03            3.60            3.25
        First Payment Date              1/25/2008        1/25/2008      12/25/2007
        Expected Final Maturity         7/25/2010        6/25/2009       9/25/2008
        Window                           38 - 68          38 - 55         37 - 46
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

----------------------------------------------------------------------------------------------------------
        PPC (%)                             50               60               75              100
----------------------------------------------------------------------------------------------------------
 A-1b   WAL (yrs)                          5.29             4.49             3.61            2.65
        First Payment Date              12/25/2004       12/25/2004       12/25/2004      12/25/2004
        Expected Final Maturity          4/25/2031       2/25/2029        7/25/2025        8/25/2020
        Window                            1 - 317         1 - 291          1 - 248          1 - 189
----------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                          1.98             1.67             1.34            1.00
        First Payment Date              12/25/2004       12/25/2004       12/25/2004      12/25/2004
        Expected Final Maturity          3/25/2009       7/25/2008        10/25/2007       1/25/2007
        Window                            1 - 52           1 - 44           1 - 35          1 - 26
----------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                          6.32             5.30             4.24            3.01
        First Payment Date               3/25/2009       7/25/2008        10/25/2007       1/25/2007
        Expected Final Maturity         12/25/2013       7/25/2012        12/25/2010       5/25/2009
        Window                           52 - 109         44 - 92          35 - 73          26 - 54
----------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                          14.54           12.52            10.20            7.64
        First Payment Date              12/25/2013       7/25/2012        12/25/2010       5/25/2009
        Expected Final Maturity          9/25/2031       8/25/2029        2/25/2026        4/25/2021
        Window                           109 - 322        92 - 297         73 - 255        54 - 197
----------------------------------------------------------------------------------------------------------
 A-2d   WAL (yrs)                          5.42             4.61             3.73            2.75
        First Payment Date              12/25/2004       12/25/2004       12/25/2004      12/25/2004
        Expected Final Maturity          9/25/2031       8/25/2029        2/25/2026        4/25/2021
        Window                            1 - 322         1 - 297          1 - 255          1 - 197
----------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                          10.38            8.83             7.13            5.49
        First Payment Date               6/25/2009       9/25/2008        12/25/2007       4/25/2008
        Expected Final Maturity          9/25/2028       1/25/2026        7/25/2022        3/25/2018
        Window                           55 - 286         46 - 254         37 - 212        41 - 160
----------------------------------------------------------------------------------------------------------
  M-2   WAL                                10.35            8.80             7.10            5.44
        First Payment Date               6/25/2009       9/25/2008        12/25/2007       3/25/2008
        Expected Final Maturity         11/25/2027       3/25/2025        10/25/2021       8/25/2017
        Window                           55 - 276         46 - 244         37 - 203        40 - 153
----------------------------------------------------------------------------------------------------------
  M-3   WAL                                10.31            8.77             7.07            5.39
        First Payment Date               6/25/2009       9/25/2008        12/25/2007       2/25/2008
        Expected Final Maturity         12/25/2026       4/25/2024        11/25/2020      12/25/2016
        Window                           55 - 265         46 - 233         37 - 192        39 - 145
----------------------------------------------------------------------------------------------------------
  M-4   WAL                                10.27            8.73             7.04            5.35
        First Payment Date               6/25/2009       9/25/2008        12/25/2007       2/25/2008
        Expected Final Maturity          3/25/2026       7/25/2023        4/25/2020        6/25/2016
        Window                           55 - 256         46 - 224         37 - 185        39 - 139
----------------------------------------------------------------------------------------------------------
  M-5   WAL                                10.22            8.68             6.99            5.30
        First Payment Date               6/25/2009       9/25/2008        12/25/2007       1/25/2008
        Expected Final Maturity          6/25/2025       10/25/2022       7/25/2019       11/25/2015
        Window                           55 - 247         46 - 215         37 - 176        38 - 132
---------------------------------------------------------------------------------------------------------
  M-6   WAL                                10.16            8.61             6.94            5.25
        First Payment Date               6/25/2009       9/25/2008        12/25/2007       1/25/2008
        Expected Final Maturity          7/25/2024       11/25/2021       10/25/2018       4/25/2015
        Window                           55 - 236         46 - 204         37 - 167        38 - 125
---------------------------------------------------------------------------------------------------------
  B-1   WAL                                10.06            8.52             6.86            5.19
        First Payment Date               6/25/2009       9/25/2008        12/25/2007       1/25/2008
        Expected Final Maturity          8/25/2023       1/25/2021        1/25/2018        9/25/2014
        Window                           55 - 225         46 - 194         37 - 158        38 - 118
---------------------------------------------------------------------------------------------------------
  B-2   WAL                                9.93             8.41             6.76            5.10
        First Payment Date               6/25/2009       9/25/2008        12/25/2007      12/25/2007
        Expected Final Maturity          5/25/2022       11/25/2019       2/25/2017       12/25/2013
        Window                           55 - 210         46 - 180         37 - 147        37 - 109
---------------------------------------------------------------------------------------------------------
  B-3   WAL                                9.74             8.23             6.61            4.99
        First Payment Date               6/25/2009       9/25/2008        12/25/2007      12/25/2007
        Expected Final Maturity          4/25/2021       12/25/2018       4/25/2016        5/25/2013
        Window                           55 - 197         46 - 169         37 - 137        37 - 102
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
        PPC (%)                           125              150             175
--------------------------------------------------------------------------------------
 A-1b   WAL (yrs)                         1.99            1.46             1.06
        First Payment Date             12/25/2004      12/25/2004       12/25/2004
        Expected Final Maturity        3/25/2017        9/25/2014       9/25/2007
        Window                          1 - 148          1 - 118          1 - 34
--------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                         0.79            0.65             0.54
        First Payment Date             12/25/2004      12/25/2004       12/25/2004
        Expected Final Maturity        7/25/2006        4/25/2006       1/25/2006
        Window                           1 - 20          1 - 17           1 - 14
--------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                         2.18            1.77             1.47
        First Payment Date             7/25/2006        4/25/2006       1/25/2006
        Expected Final Maturity        8/25/2007        2/25/2007       9/25/2006
        Window                          20 - 33          17 - 27         14 - 22
--------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                         5.79            3.99             2.30
        First Payment Date             8/25/2007        2/25/2007       9/25/2006
        Expected Final Maturity        11/25/2017       5/25/2015       9/25/2007
        Window                          33 - 156        27 - 126         22 - 34
--------------------------------------------------------------------------------------
 A-2d   WAL (yrs)                         2.08            1.56             1.10
        First Payment Date             12/25/2004      12/25/2004       12/25/2004
        Expected Final Maturity        11/25/2017       5/25/2015       9/25/2007
        Window                          1 - 156          1 - 126          1 - 34
--------------------------------------------------------------------------------------
  M-1   WAL (yrs)                         4.89            5.16             6.15
        First Payment Date             9/25/2008        5/25/2009       9/25/2007
        Expected Final Maturity        5/25/2015        5/25/2013       8/25/2013
        Window                          46 - 126        54 - 102         34 - 105
--------------------------------------------------------------------------------------
  M-2   WAL                               4.71            4.60             4.73
        First Payment Date             6/25/2008       11/25/2008       1/25/2009
        Expected Final Maturity        11/25/2014      12/25/2012       7/25/2011
        Window                          43 - 120         48 - 97         50 - 80
--------------------------------------------------------------------------------------
  M-3   WAL                               4.59            4.33             4.20
        First Payment Date             5/25/2008        8/25/2008       9/25/2008
        Expected Final Maturity        5/25/2014        7/25/2012       3/25/2011
        Window                          42 - 114         45 - 92         46 - 76
--------------------------------------------------------------------------------------
  M-4   WAL                               4.52            4.18             3.95
        First Payment Date             4/25/2008        6/25/2008       6/25/2008
        Expected Final Maturity        12/25/2013       3/25/2012       11/25/2010
        Window                          41 - 109         43 - 88         43 - 72
--------------------------------------------------------------------------------------
  M-5   WAL                               4.45            4.06             3.77
        First Payment Date             3/25/2008        5/25/2008       4/25/2008
        Expected Final Maturity        7/25/2013       11/25/2011       8/25/2010
        Window                          40 - 104         42 - 84         41 - 69
--------------------------------------------------------------------------------------
  M-6   WAL                               4.39            3.97             3.64
        First Payment Date             2/25/2008        4/25/2008       3/25/2008
        Expected Final Maturity        1/25/2013        6/25/2011       4/25/2010
        Window                          39 - 98          41 - 79         40 - 65
--------------------------------------------------------------------------------------
  B-1   WAL                               4.32            3.87             3.52
        First Payment Date             1/25/2008        3/25/2008       1/25/2008
        Expected Final Maturity        7/25/2012        1/25/2011       12/25/2009
        Window                          38 - 92          40 - 74         38 - 61
--------------------------------------------------------------------------------------
  B-2   WAL                               4.23            3.77             3.42
        First Payment Date             1/25/2008        2/25/2008       12/25/2007
        Expected Final Maturity        12/25/2011       8/25/2010       8/25/2009
        Window                          38 - 85          39 - 69         37 - 57
--------------------------------------------------------------------------------------
  B-3   WAL                               4.14            3.68             3.31
        First Payment Date             1/25/2008        1/25/2008       12/25/2007
        Expected Final Maturity        7/25/2011        3/25/2010       4/25/2009
        Window                          38 - 80          38 - 64         37 - 53
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

-------------------------------------------------------------------------------------------------------
        CPR (%)                                       20                 25                 30
-------------------------------------------------------------------------------------------------------
 A-1b   WAL (yrs)                                    3.30               2.57               2.04
        First Payment Date                        12/25/2004         12/25/2004         12/25/2004
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                      1 - 117            1 - 92             1 - 75
-------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                                    1.25               0.99               0.81
        First Payment Date                        12/25/2004         12/25/2004         12/25/2004
        Expected Final Maturity                    9/25/2007         1/25/2007          9/25/2006
        Window                                      1 - 34             1 - 26             1 - 22
-------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                                    4.09               3.12               2.32
        First Payment Date                         9/25/2007         1/25/2007          9/25/2006
        Expected Final Maturity                   10/25/2010         7/25/2009          11/25/2007
        Window                                      34 - 71           26 - 56            22 - 36
-------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                                    8.41               6.63               5.36
        First Payment Date                        10/25/2010         7/25/2009          11/25/2007
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     71 - 117           56 - 92            36 - 75
-------------------------------------------------------------------------------------------------------
 A-2d   WAL (yrs)                                    3.30               2.57               2.04
        First Payment Date                        12/25/2004         12/25/2004         12/25/2004
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                      1 - 117            1 - 92             1 - 75
-------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                                    6.36               5.15               4.59
        First Payment Date                        12/25/2007         3/25/2008          7/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           40 - 92            44 - 75
-------------------------------------------------------------------------------------------------------
  M-2   WAL                                          6.36               5.13               4.49
        First Payment Date                        12/25/2007         2/25/2008          5/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           39 - 92            42 - 75
-------------------------------------------------------------------------------------------------------
  M-3   WAL                                          6.36               5.11               4.43
        First Payment Date                        12/25/2007         2/25/2008          4/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           39 - 92            41 - 75
-------------------------------------------------------------------------------------------------------
  M-4   WAL                                          6.36               5.10               4.39
        First Payment Date                        12/25/2007         1/25/2008          3/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           38 - 92            40 - 75
-------------------------------------------------------------------------------------------------------
  M-5   WAL                                          6.36               5.09               4.37
        First Payment Date                        12/25/2007         1/25/2008          2/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           38 - 92            39 - 75
-------------------------------------------------------------------------------------------------------
  M-6   WAL                                          6.36               5.09               4.35
        First Payment Date                        12/25/2007         1/25/2008          2/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           38 - 92            39 - 75
-------------------------------------------------------------------------------------------------------
  B-1   WAL                                          6.36               5.08               4.33
        First Payment Date                        12/25/2007         12/25/2007         1/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           37 - 92            38 - 75
-------------------------------------------------------------------------------------------------------
  B-2   WAL                                          6.36               5.07               4.32
        First Payment Date                        12/25/2007         12/25/2007         1/25/2008
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           37 - 92            38 - 75
-------------------------------------------------------------------------------------------------------
  B-3   WAL                                          6.36               5.07               4.31
        First Payment Date                        12/25/2007         12/25/2007         12/25/2007
        Expected Final Maturity                    8/25/2014         7/25/2012          2/25/2011
        Window                                     37 - 117           37 - 92            37 - 75
-------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

-------------------------------------------------------------------------------------------------------
        CPR (%)                                       20                 25                 30
-------------------------------------------------------------------------------------------------------
 A-1b   WAL (yrs)                                    3.58               2.80               2.23
        First Payment Date                        12/25/2004         12/25/2004         12/25/2004
        Expected Final Maturity                   10/25/2025         12/25/2021         1/25/2019
        Window                                      1 - 251           1 - 205            1 - 170
-------------------------------------------------------------------------------------------------------
 A-2a   WAL (yrs)                                    1.25               0.99               0.81
        First Payment Date                        12/25/2004         12/25/2004         12/25/2004
        Expected Final Maturity                    9/25/2007         1/25/2007          9/25/2006
        Window                                      1 - 34             1 - 26             1 - 22
-------------------------------------------------------------------------------------------------------
 A-2b   WAL (yrs)                                    4.09               3.12               2.32
        First Payment Date                         9/25/2007         1/25/2007          9/25/2006
        Expected Final Maturity                   10/25/2010         7/25/2009          11/25/2007
        Window                                      34 - 71           26 - 56            22 - 36
-------------------------------------------------------------------------------------------------------
 A-2c   WAL (yrs)                                    9.86               7.82               6.35
        First Payment Date                        10/25/2010         7/25/2009          11/25/2007
        Expected Final Maturity                   11/25/2025         12/25/2021         1/25/2019
        Window                                     71 - 252           56 - 205           36 - 170
-------------------------------------------------------------------------------------------------------
 A-2d   WAL (yrs)                                    3.58               2.81               2.23
        First Payment Date                        12/25/2004         12/25/2004         12/25/2004
        Expected Final Maturity                   11/25/2025         12/25/2021         1/25/2019
        Window                                      1 - 252           1 - 205            1 - 170
-------------------------------------------------------------------------------------------------------
  M-1   WAL (yrs)                                    7.02               5.71               5.05
        First Payment Date                        12/25/2007         3/25/2008          7/25/2008
        Expected Final Maturity                    4/25/2022         11/25/2018         5/25/2016
        Window                                     37 - 209           40 - 168           44 - 138
-------------------------------------------------------------------------------------------------------
  M-2   WAL                                          7.00               5.65               4.93
        First Payment Date                        12/25/2007         2/25/2008          5/25/2008
        Expected Final Maturity                    7/25/2021         3/25/2018          11/25/2015
        Window                                     37 - 200           39 - 160           42 - 132
-------------------------------------------------------------------------------------------------------
  M-3   WAL                                          6.97               5.61               4.85
        First Payment Date                        12/25/2007         2/25/2008          4/25/2008
        Expected Final Maturity                    9/25/2020         7/25/2017          4/25/2015
        Window                                     37 - 190           39 - 152           41 - 125
-------------------------------------------------------------------------------------------------------
  M-4   WAL                                          6.93               5.58               4.79
        First Payment Date                        12/25/2007         1/25/2008          3/25/2008
        Expected Final Maturity                    1/25/2020         1/25/2017          10/25/2014
        Window                                     37 - 182           38 - 146           40 - 119
-------------------------------------------------------------------------------------------------------
  M-5   WAL                                          6.89               5.53               4.73
        First Payment Date                        12/25/2007         1/25/2008          2/25/2008
        Expected Final Maturity                    5/25/2019         6/25/2016          5/25/2014
        Window                                     37 - 174           38 - 139           39 - 114
-------------------------------------------------------------------------------------------------------
  M-6   WAL                                          6.83               5.49               4.68
        First Payment Date                        12/25/2007         1/25/2008          2/25/2008
        Expected Final Maturity                    8/25/2018         11/25/2015         11/25/2013
        Window                                     37 - 165           38 - 132           39 - 108
-------------------------------------------------------------------------------------------------------
  B-1   WAL                                          6.76               5.42               4.60
        First Payment Date                        12/25/2007         12/25/2007         1/25/2008
        Expected Final Maturity                   11/25/2017         3/25/2015          5/25/2013
        Window                                     37 - 156           37 - 124           38 - 102
-------------------------------------------------------------------------------------------------------
  B-2   WAL                                          6.66               5.33               4.53
        First Payment Date                        12/25/2007         12/25/2007         1/25/2008
        Expected Final Maturity                   12/25/2016         6/25/2014          9/25/2012
        Window                                     37 - 145           37 - 115           38 - 94
-------------------------------------------------------------------------------------------------------
  B-3   WAL                                          6.52               5.21               4.43
        First Payment Date                        12/25/2007         12/25/2007         12/25/2007
        Expected Final Maturity                    2/25/2016         10/25/2013         3/25/2012
        Window                                     37 - 135           37 - 107           37 - 88
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

          A-1b     A-2a     A-2b     A-2c     A-2d     M-1      M-2      M-3      M-4      M-5      M-6      B-1      B-2      B-3
Period    Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap
------    (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)
        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
        Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/
           360      360      360      360      360      360      360      360      360      360      360      360      360      360
    0       --       --       --       --       --       --       --       --       --       --       --       --       --       --
    1    11.75      N/A    11.75    11.75    11.75    11.50    11.50    11.50    11.50    11.50    11.50    11.50    11.50    11.50
    2     9.39      N/A     9.38     9.38     9.38     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
    3     9.41      N/A     9.41     9.41     9.41     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
    4    10.15      N/A    10.14    10.14    10.14     9.94     9.94     9.94     9.94     9.94     9.94     9.94     9.94     9.94
    5     9.43      N/A     9.42     9.43     9.43     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
    6     9.66      N/A     9.66     9.66     9.66     9.46     9.46     9.46     9.46     9.46     9.46     9.46     9.46     9.46
    7     9.45      N/A     9.44     9.44     9.44     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
    8     9.68      N/A     9.67     9.67     9.68     9.46     9.46     9.46     9.46     9.46     9.46     9.46     9.46     9.46
    9     9.46      N/A     9.45     9.45     9.46     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
   10     9.47      N/A     9.46     9.46     9.47     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
   11     9.71      N/A     9.70     9.70     9.70     9.47     9.47     9.47     9.47     9.47     9.47     9.47     9.47     9.47
   12     9.49      N/A     9.48     9.48     9.49     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
   13     9.73      N/A     9.71     9.72     9.72     9.47     9.47     9.47     9.47     9.47     9.47     9.47     9.47     9.47
   14     9.51      N/A     9.50     9.50     9.50     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
   15     9.52      N/A     9.51     9.51     9.52     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
   16    10.22      N/A    10.15    10.15    10.16     9.95     9.95     9.95     9.95     9.95     9.95     9.95     9.95     9.95
   17     9.49      N/A     9.43     9.43     9.44     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
   18     9.73      N/A     9.67     9.67     9.68     9.47     9.47     9.47     9.47     9.47     9.47     9.47     9.47     9.47
   19     9.52      N/A     9.45     9.45     9.46     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25     9.25
   20     9.77      N/A     9.71     9.71     9.72     9.48     9.48     9.48     9.48     9.48     9.48     9.48     9.48     9.48
   21     9.56      N/A     9.50     9.50     9.51     9.27     9.27     9.27     9.27     9.27     9.27     9.27     9.27     9.27
   22     9.41      N/A     9.43     9.43     9.44     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43
   23     9.73      N/A     9.74     9.74     9.75     9.71     9.71     9.71     9.71     9.71     9.71     9.71     9.71     9.71
   24     9.44      N/A     9.46     9.46     9.47     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43
   25     9.75      N/A     9.78     9.78     9.78     9.71     9.71     9.71     9.71     9.71     9.71     9.71     9.71     9.71
   26     9.47      N/A     9.50     9.50     9.50     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43
   27     9.49       **     9.53     9.53     9.53     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43     9.43
   28    10.86       --    10.69    10.69    10.69    10.62    10.62    10.62    10.62    10.62    10.62    10.62    10.62    10.62
   29     9.84       --     9.68     9.68     9.68     9.65     9.65     9.65     9.65     9.65     9.65     9.65     9.65     9.65
   30    10.20       --    10.03    10.03    10.03     9.95     9.95     9.95     9.95     9.95     9.95     9.95     9.95     9.95
   31     9.90       --     9.74     9.74     9.74     9.64     9.64     9.64     9.64     9.64     9.64     9.64     9.64     9.64
   32    10.27       --    10.11    10.11    10.11     9.95     9.95     9.95     9.95     9.95     9.95     9.95     9.95     9.95
   33     9.99       --     9.85     9.85     9.85     9.66     9.66     9.66     9.66     9.66     9.66     9.66     9.66     9.66
   34    10.90       --    10.70    10.70    10.70     9.92     9.92     9.92     9.92     9.92     9.92     9.92     9.92     9.92
   35    11.31       --    11.11    11.11    11.11    10.25    10.25    10.25    10.25    10.25    10.25    10.25    10.25    10.25
   36    11.00       --    10.79    10.79    10.79     9.92     9.92     9.92     9.92     9.92     9.92     9.92     9.92     9.92
   37    45.68       --    45.47    45.47    45.47    10.24    10.24    10.24    10.24    10.24    10.24    10.24    10.24    10.24
   38    13.63       --    13.43    13.43    13.43     9.91     9.91     9.91     9.91     9.91     9.91     9.91     9.91     9.91
   39    13.53       --    13.34    13.34    13.34     9.91     9.91     9.91     9.91     9.91     9.91     9.91     9.91     9.91
   40    15.14       --    14.87    14.87    14.87    11.14    11.14    11.14    11.14    11.14    11.14    11.14    11.14    11.14
   41    14.06       --    13.82    13.82    13.82    10.41    10.41    10.41    10.41    10.41    10.41    10.41    10.41    10.41
   42    14.43       --    14.17    14.17    14.17    10.75    10.75    10.75    10.75    10.75    10.75    10.75    10.75    10.75
   43    13.87       --    13.62    13.62    13.62    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40
   44    14.31       --    14.05    14.05    14.05    10.74    10.74    10.74    10.74    10.74    10.74    10.74    10.74    10.74


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

          A-1b     A-2a     A-2b     A-2c     A-2d     M-1      M-2      M-3      M-4      M-5      M-6      B-1      B-2      B-3
Period    Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap
------    (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)
        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
        Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/
           360      360      360      360      360      360      360      360      360      360      360      360      360      360
   45    13.85       --    13.60    13.60    13.60    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40
   46    13.90       --    13.65    13.65    13.65    10.44    10.44    10.44    10.44    10.44    10.44    10.44    10.44    10.44
   47    14.36       --    14.09    14.09    14.09    10.78    10.78    10.78    10.78    10.78    10.78    10.78    10.78    10.78
   48    13.89       --    13.63    13.63    13.63    10.43    10.43    10.43    10.43    10.43    10.43    10.43    10.43    10.43
   49    14.34       --    14.08    14.08    14.08    10.77    10.77    10.77    10.77    10.77    10.77    10.77    10.77    10.77
   50    13.87       --    13.62    13.62    13.62    10.42    10.42    10.42    10.42    10.42    10.42    10.42    10.42    10.42
   51    13.87       --    13.62    13.62    13.62    10.42    10.42    10.42    10.42    10.42    10.42    10.42    10.42    10.42
   52    15.41       --    15.13    15.13    15.13    11.58    11.58    11.58    11.58    11.58    11.58    11.58    11.58    11.58
   53    13.92       --    13.66    13.66    13.66    10.46    10.46    10.46    10.46    10.46    10.46    10.46    10.46    10.46
   54    14.37       --    14.11    14.11    14.11    10.80    10.80    10.80    10.80    10.80    10.80    10.80    10.80    10.80
   55    13.90       --    13.65    13.65    13.65    10.44    10.44    10.44    10.44    10.44    10.44    10.44    10.44    10.44
   56    14.36       --       --    14.09    14.09    10.79    10.79    10.79    10.79    10.79    10.79    10.79    10.79    10.79
   57    13.89       --       --    13.63    13.63    10.43    10.43    10.43    10.43    10.43    10.43    10.43    10.43    10.43
   58    13.89       --       --    13.63    13.63    10.43    10.43    10.43    10.43    10.43    10.43    10.43    10.43    10.43
   59    14.35       --       --    14.08    14.08    10.77    10.77    10.77    10.77    10.77    10.77    10.77    10.77    10.77
   60    13.88       --       --    13.62    13.62    10.42    10.42    10.42    10.42    10.42    10.42    10.42    10.42    10.42
   61    14.33       --       --    14.06    14.06    10.76    10.76    10.76    10.76    10.76    10.76    10.76    10.76    10.76
   62    13.87       --       --    13.60    13.60    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40
   63    13.86       --       --    13.60    13.60    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40    10.40
   64    15.34       --       --    15.05    15.05    11.51    11.51    11.51    11.51    11.51    11.51    11.51    11.51    11.51
   65    13.85       --       --    13.59    13.59    10.39    10.39    10.39    10.39    10.39    10.39    10.39    10.39    10.39
   66    14.30       --       --    14.03    14.03    10.73    10.73    10.73    10.73    10.73    10.73    10.73    10.73    10.73
   67    13.84       --       --    13.57    13.57    10.37    10.37    10.37    10.37    10.37    10.37    10.37    10.37    10.37
   68    14.29       --       --    14.02    14.02    10.71    10.71    10.71    10.71    10.71    10.71    10.71    10.71    10.71
   69    13.82       --       --    13.56    13.56    10.36    10.36    10.36    10.36    10.36    10.36    10.36    10.36    10.36
   70    13.82       --       --    13.55    13.55    10.36    10.36    10.36    10.36    10.36    10.36    10.36    10.36    10.36
   71    14.27       --       --    14.00    14.00    10.70    10.70    10.70    10.70    10.70    10.70    10.70    10.70    10.70
   72    13.81       --       --    13.54    13.54    10.35    10.35    10.35    10.35    10.35    10.35    10.35    10.35    10.35
   73    14.26       --       --    13.99    13.99    10.68    10.68    10.68    10.68    10.68    10.68    10.68    10.68    10.68
   74    13.80       --       --    13.53    13.53    10.33    10.33    10.33    10.33    10.33    10.33    10.33    10.33    10.33
   75    13.79       --       --    13.52    13.52    10.33    10.33    10.33    10.33    10.33    10.33    10.33    10.33    10.33
   76    15.26       --       --    14.96    14.96    11.43    11.43    11.43    11.43    11.43    11.43    11.43    11.43    11.43
   77    13.78       --       --    13.51    13.51    10.32    10.32    10.32    10.32    10.32    10.32    10.32    10.32    10.32
   78    14.23       --       --    13.95    13.95    10.65    10.65    10.65    10.65    10.65    10.65    10.65    10.65    10.65
   79    13.77       --       --    13.50    13.50    10.30    10.30    10.30    10.30    10.30    10.30    10.30    10.30    10.30
   80    14.22       --       --    13.94    13.94    10.64    10.64    10.64    10.64    10.64    10.64    10.64    10.64    10.64
   81    13.76       --       --    13.49    13.49    10.29    10.29    10.29    10.29    10.29    10.29    10.29    10.29    10.29
   82    13.75       --       --    13.48    13.48    10.29    10.29    10.29    10.29    10.29    10.29    10.29    10.29    10.29
   83    14.20       --       --    13.92    13.92    10.62    10.62    10.62    10.62    10.62    10.62    10.62    10.62    10.62
   84    13.74       --       --    13.47    13.47    10.27    10.27    10.27    10.27    10.27    10.27    10.27    10.27    10.27
   85    14.19       --       --    13.91    13.91    10.61    10.61    10.61    10.61    10.61    10.61    10.61    10.61    10.61
   86    13.73       --       --    13.45    13.45    10.26    10.26    10.26    10.26    10.26    10.26    10.26    10.26    10.26
   87    13.72       --       --    13.45    13.45    10.26    10.26    10.26    10.26    10.26    10.26    10.26    10.26    10.26
   88    14.66       --       --    14.37    14.37    10.96    10.96    10.96    10.96    10.96    10.96    10.96    10.96    10.96
   89    13.71       --       --    13.44    13.44    10.25    10.25    10.25    10.25    10.25    10.25    10.25    10.25    10.25
   90    14.16       --       --    13.88    13.88    10.58    10.58    10.58    10.58    10.58    10.58    10.58    10.58    10.58


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

          A-1b     A-2a     A-2b     A-2c     A-2d     M-1      M-2      M-3      M-4      M-5      M-6      B-1      B-2      B-3
Period    Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap
------    (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)
        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
        Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/
           360      360      360      360      360      360      360      360      360      360      360      360      360      360
   91    12.20       --       --    11.92    11.92    10.23    10.23    10.23    10.23    10.23    10.23    10.23    10.23    10.23
   92    11.57       --       --    11.29    11.29    10.57    10.57    10.57    10.57    10.57    10.57    10.57    10.57    10.57
   93    11.22       --       --    10.94    10.94    10.22    10.22    10.22    10.22    10.22    10.22    10.22    10.22    10.22
   94    11.23       --       --    10.96    10.96    10.22    10.22    10.22    10.22    10.22    10.22    10.22    10.22    10.22
   95    11.63       --       --    11.34    11.34    10.55    10.55    10.55    10.55    10.55    10.55    10.55    10.55    10.55
   96    11.27       --       --    11.00    11.00    10.20    10.20    10.20    10.20    10.20    10.20    10.20    10.20    10.20
   97    11.67       --       --    11.38    11.38    10.54    10.54    10.54    10.54    10.54    10.54    10.54    10.54    10.54
   98    11.31       --       --    11.03    11.03    10.19    10.19    10.19    10.19    10.19    10.19    10.19    10.19    10.19
   99    11.33       --       --    11.05    11.05    10.19    10.19    10.19    10.19    10.19    10.19    10.19    10.19    10.19
  100    12.57       --       --    12.26    12.26    11.27    11.27    11.27    11.27    11.27    11.27    11.27    11.27    11.27
  101    11.38       --       --    11.10    11.10    10.18    10.18    10.18    10.18    10.18    10.18    10.18    10.18    10.18
  102    11.78       --       --    11.49    11.49    10.51    10.51    10.51    10.51    10.51    10.51    10.51    10.51    10.51
  103    11.42       --       --    11.14    11.14    10.16    10.16    10.16    10.16    10.16    10.16    10.16    10.16    10.16
  104    11.83       --       --    11.54    11.54    10.50    10.50    10.50    10.50    10.50    10.50    10.50    10.50       --
  105    11.47       --       --    11.19    11.19    10.15    10.15    10.15    10.15    10.15    10.15    10.15    10.15       --
  106    11.50       --       --    11.22    11.22    10.15    10.15    10.15    10.15    10.15    10.15    10.15    10.15       --
  107    11.91       --       --    11.62    11.62    10.48    10.48    10.48    10.48    10.48    10.48    10.48    10.48       --
  108    11.55       --       --    11.27    11.27    10.13    10.13    10.13    10.13    10.13    10.13    10.13    10.13       --
  109    11.97       --       --    11.68    11.68    10.47    10.47    10.47    10.47    10.47    10.47    10.47    10.47       --
  110    11.61       --       --    11.33    11.33    10.12    10.12    10.12    10.12    10.12    10.12    10.12    10.12       --
  111    11.64       --       --    11.36    11.36    10.12    10.12    10.12    10.12    10.12    10.12    10.12       --       --
  112    12.92       --       --    12.61    12.61    11.19    11.19    11.19    11.19    11.19    11.19    11.19       --       --
  113    11.71       --       --    11.42    11.42    10.11    10.11    10.11    10.11    10.11    10.11    10.11       --       --
  114    12.13       --       --    11.84    11.84    10.44    10.44    10.44    10.44    10.44    10.44    10.44       --       --
  115    11.77       --       --    11.49    11.49    10.09    10.09    10.09    10.09    10.09    10.09    10.09       --       --
  116    12.20       --       --    11.91    11.91    10.42    10.42    10.42    10.42    10.42    10.42    10.42       --       --
  117    11.85       --       --    11.56    11.56    10.08    10.08    10.08    10.08    10.08    10.08    10.08       --       --
  118    11.88       --       --    11.60    11.60    10.08    10.08    10.08    10.08    10.08    10.08    10.08       --       --
  119    12.32       --       --    12.03    12.03    10.41    10.41    10.41    10.41    10.41    10.41    10.41       --       --
  120    11.96       --       --    11.68    11.68    10.07    10.07    10.07    10.07    10.07    10.07       --       --       --
  121    12.41       --       --    12.11    12.11    10.39    10.39    10.39    10.39    10.39    10.39       --       --       --
  122    12.05       --       --    11.76    11.76    10.05    10.05    10.05    10.05    10.05    10.05       --       --       --
  123    12.09       --       --    11.81    11.81    10.05    10.05    10.05    10.05    10.05    10.05       --       --       --
  124    13.44       --       --    13.12    13.12    11.12    11.12    11.12    11.12    11.12    11.12       --       --       --
  125    12.18       --       --    11.90    11.90    10.04    10.04    10.04    10.04    10.04    10.04       --       --       --
  126    12.64       --       --    12.34    12.34    10.37    10.37    10.37    10.37    10.37    10.37       --       --       --
  127    12.28       --       --    12.00    12.00    10.02    10.02    10.02    10.02    10.02    10.02       --       --       --
  128    12.74       --       --    12.45    12.45    10.35    10.35    10.35    10.35    10.35       --       --       --       --
  129    12.39       --       --    12.10    12.10    10.01    10.01    10.01    10.01    10.01       --       --       --       --
  130    12.44       --       --    12.15    12.15    10.01    10.01    10.01    10.01    10.01       --       --       --       --
  131    12.91       --       --    12.62    12.62    10.34    10.34    10.34    10.34    10.34       --       --       --       --
  132    12.55       --       --    12.27    12.27    10.00    10.00    10.00    10.00    10.00       --       --       --       --
  133    13.03       --       --    12.74    12.74    10.32    10.32    10.32    10.32    10.32       --       --       --       --
  134    12.67       --       --    12.39    12.39     9.99     9.99     9.99     9.99     9.99       --       --       --       --
  135    12.74       --       --    12.45    12.45     9.98     9.98     9.98     9.98       --       --       --       --       --
  136    13.68       --       --    13.38    13.38    10.66    10.66    10.66    10.66       --       --       --       --       --


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

          A-1b     A-2a     A-2b     A-2c     A-2d     M-1      M-2      M-3      M-4      M-5      M-6      B-1      B-2      B-3
Period    Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap
------    (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)
        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
        Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/
           360      360      360      360      360      360      360      360      360      360      360      360      360      360
  137    12.87       --       --    12.58    12.58     9.97     9.97     9.97     9.97       --       --       --       --       --
  138    13.37       --       --    13.07    13.07    10.29    10.29    10.29    10.29       --       --       --       --       --
  139    13.01       --       --    12.72    12.72     9.96     9.96     9.96     9.96       --       --       --       --       --
  140    13.52       --       --    13.22    13.22    10.28    10.28    10.28    10.28       --       --       --       --       --
  141    13.15       --       --    12.86    12.86     9.95     9.95     9.95       --       --       --       --       --       --
  142    13.23       --       --    12.94    12.94     9.94     9.94     9.94       --       --       --       --       --       --
  143    13.75       --       --    13.45    13.45    10.27    10.27    10.27       --       --       --       --       --       --
  144    13.39       --       --    13.10    13.10     9.93     9.93     9.93       --       --       --       --       --       --
  145    13.93       --       --    13.62    13.62    10.25    10.25    10.25       --       --       --       --       --       --
  146    13.56       --       --    13.27    13.27     9.92     9.92     9.92       --       --       --       --       --       --
  147    13.65       --       --    13.36    13.36     9.91     9.91     9.91       --       --       --       --       --       --
  148    15.22       --       --    14.89    14.89    10.97    10.97       --       --       --       --       --       --       --
  149    13.84       --       --    13.54    13.54     9.90     9.90       --       --       --       --       --       --       --
  150    14.40       --       --    14.10    14.10    10.23    10.23       --       --       --       --       --       --       --
  151    14.03       --       --    13.74    13.74     9.89     9.89       --       --       --       --       --       --       --
  152    14.61       --       --    14.30    14.30    10.21    10.21       --       --       --       --       --       --       --
  153    14.24       --       --    13.95    13.95     9.88     9.88       --       --       --       --       --       --       --
  154    14.35       --       --    14.06    14.06     9.87     9.87       --       --       --       --       --       --       --
  155    14.94       --       --    14.64    14.64    10.20    10.20       --       --       --       --       --       --       --
  156    14.58       --       --    14.28    14.28     9.86       --       --       --       --       --       --       --       --
  157    15.19       --       --    14.88    14.88    10.19       --       --       --       --       --       --       --       --
  158    14.82       --       --    14.52    14.52     9.85       --       --       --       --       --       --       --       --
  159    14.94       --       --    14.65    14.65     9.85       --       --       --       --       --       --       --       --
  160    16.69       --       --    16.36    16.36    10.90       --       --       --       --       --       --       --       --
  161    15.20       --       --    14.91    14.91     9.84       --       --       --       --       --       --       --       --
  162    15.85       --       --    15.55    15.55    10.16       --       --       --       --       --       --       --       --
  163    15.48       --       --    15.18    15.18     9.83       --       --       --       --       --       --       --       --
  164    16.23       --       --    15.92    15.92       --       --       --       --       --       --       --       --       --
  165    15.96       --       --    15.66    15.66       --       --       --       --       --       --       --       --       --
  166    16.22       --       --    15.92    15.92       --       --       --       --       --       --       --       --       --
  167    17.05       --       --    16.74    16.74       --       --       --       --       --       --       --       --       --
  168    16.80       --       --    16.51    16.51       --       --       --       --       --       --       --       --       --
  169    17.70       --       --    17.39    17.39       --       --       --       --       --       --       --       --       --
  170    17.47       --       --    17.17    17.17       --       --       --       --       --       --       --       --       --
  171    17.84       --       --    17.54    17.54       --       --       --       --       --       --       --       --       --
  172    20.19       --       --    19.86    19.86       --       --       --       --       --       --       --       --       --
  173    18.67       --       --    18.37    18.37       --       --       --       --       --       --       --       --       --
  174    19.77       --       --    19.46    19.46       --       --       --       --       --       --       --       --       --
  175    19.64       --       --    19.34    19.34       --       --       --       --       --       --       --       --       --
  176    20.86       --       --    20.55    20.55       --       --       --       --       --       --       --       --       --
  177    20.78       --       --    20.48    20.48       --       --       --       --       --       --       --       --       --
  178    21.43       --       --    21.13    21.13       --       --       --       --       --       --       --       --       --
  179    22.88       --       --    22.57    22.57       --       --       --       --       --       --       --       --       --
  180    22.93       --       --    22.63    22.63       --       --       --       --       --       --       --       --       --
  181    24.59       --       --    24.28    24.28       --       --       --       --       --       --       --       --       --
  182    24.76       --       --    24.46    24.46       --       --       --       --       --       --       --       --       --


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

          A-1b     A-2a     A-2b     A-2c     A-2d     M-1      M-2      M-3      M-4      M-5      M-6      B-1      B-2      B-3
Period    Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap      Cap
------    (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)      (%)
        -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
        Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/  Actual/
           360      360      360      360      360      360      360      360      360      360      360      360      360      360
  183    25.84       --       --    25.54    25.54       --       --       --       --       --       --       --       --       --
  184    28.92       --       --    28.60    28.60       --       --       --       --       --       --       --       --       --
  185    28.43       --       --    28.13    28.13       --       --       --       --       --       --       --       --       --
  186    31.01       --       --    30.70    30.70       --       --       --       --       --       --       --       --       --
  187    31.82       --       --    31.52    31.52       --       --       --       --       --       --       --       --       --
  188    35.07       --       --    34.76    34.76       --       --       --       --       --       --       --       --       --
  189    36.44       --       --    36.14    36.14       --       --       --       --       --       --       --       --       --
  190    39.44       --       --    39.14    39.14       --       --       --       --       --       --       --       --       --
  191    44.52       --       --    44.21    44.21       --       --       --       --       --       --       --       --       --
  192    47.63       --       --    47.33    47.33       --       --       --       --       --       --       --       --       --
  193       --       --       --    54.89    54.89       --       --       --       --       --       --       --       --       --
  194       --       --       --    60.76    60.76       --       --       --       --       --       --       --       --       --
  195       --       --       --    71.35    71.35       --       --       --       --       --       --       --       --       --
  196       --       --       --    96.27    96.27       --       --       --       --       --       --       --       --       --
  197       --       --       --   112.26   112.26       --       --       --       --       --       --       --       --       --
  198       --       --       --   165.71   165.71       --       --       --       --       --       --       --       --       --
  199       --       --       --   287.16   287.16       --       --       --       --       --       --       --       --       --
  200       --       --       --        *        *       --       --       --       --       --       --       --       --       --
  201       --       --       --       --       --       --       --       --       --       --       --       --       --       --


* In Period 200 the Class A-2c has a balance of $43,475 and is paid $207,621 in interest, and the Class A-2d has a balance of $4,831 and is paid $23,069 in interest.

**The Cap for the Class A-2a Certificates is shown as "N/A" because the Class A-2a is uncapped.

The Caps for the Class A-2b, Class A-2c, and Class A-2d do not reflect any potential payments from the Class A-2a Interest Rate Cap.




1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                         Class A-1b Cap
            -----------------------------------------
 Period      Balance ($)     Strike %    Ceiling %
    1        77,918,000.00      6.35        9.00
    2        75,711,415.25      6.35        9.00
    3        73,537,990.68      6.35        9.00
    4        71,396,486.33      6.35        9.00
    5        69,285,778.41      6.35        9.00
    6        67,204,853.85      6.35        9.00
    7        65,152,819.81      6.35        9.00
    8        63,128,897.54      6.35        9.00
    9        61,132,419.79      6.35        9.00
    10       59,162,827.76      6.35        9.00
    11       57,219,667.63      6.35        9.00
    12       55,302,594.77      6.35        9.00
    13       53,411,353.01      6.35        9.00
    14       51,546,048.97      6.35        9.00
    15       49,729,838.47      6.35        9.00
    16       47,961,647.12      6.40        9.00
    17       46,240,203.74      6.40        9.00
    18       44,564,270.90      6.40        9.00
    19       42,932,643.97      6.40        9.00
    20       41,344,150.28      6.40        9.00
    21       39,797,648.25      6.40        9.00
    22       38,292,061.82      8.60        9.00
    23       36,829,404.75      8.60        9.00
    24       35,405,327.43      8.60        9.00
    25       34,018,811.10      8.60        9.00
    26       32,668,863.94      8.60        9.00
    27       31,354,520.39      8.60        9.00
    28             -             -            -
    29             -             -            -
    30             -             -            -
    31             -             -            -
    32             -             -            -
    33             -             -            -
    34             -             -            -
    35             -             -            -
    36             -             -            -
    37             -             -            -
    38             -             -            -
    39             -             -            -
    40             -             -            -


                         Class A-2a Cap
            ------------------------------------------
 Period      Balance ($)         Strike %  Ceiling %
    1         255,000,000.00       6.60        -
    2         245,898,636.38       6.60        -
    3         236,948,380.97       6.60        -
    4         228,146,789.99       6.60        -
    5         219,491,420.46       6.60        -
    6         210,979,869.27       6.60        -
    7         202,609,772.58       6.60        -
    8         194,378,805.11       6.60        -
    9         186,284,679.58       6.60        -
    10        178,325,146.05       6.60        -
    11        170,497,991.32       6.60        -
    12        162,801,038.35       6.60        -
    13        155,232,145.67       6.60        -
    14        147,789,206.75       6.60        -
    15        140,470,149.51       6.60        -
    16        133,272,935.72       6.65        -
    17        126,195,560.43       6.65        -
    18        119,236,051.47       6.65        -
    19        112,392,468.88       6.65        -
    20        105,662,904.43       6.65        -
    21         99,046,093.62       6.65        -
    22         92,539,634.30       8.70        -
    23         86,161,233.83       8.70        -
    24         79,888,906.96       8.70        -
    25         73,720,910.18       8.70        -
    26         67,655,528.40       8.70        -
    27         61,691,074.56       8.70        -
    28         55,825,889.12       9.50        -
    29         50,058,339.67       9.50        -
    30         44,386,820.42       9.50        -
    31         38,809,751.81       9.50        -
    32         33,325,580.10       9.50        -
    33         27,932,776.89       9.50        -
    34         22,629,941.26      10.50        -
    35         17,416,851.57      10.50        -
    36         12,290,694.04      10.50        -
    37         7,249, 991.09      10.50        -
    38         2,293,336.21       10.50        -
    39               -              -          -
    40               -              -          -


              Class A-2b, Class A-2c, Class A-2d Cap
            -------------------------------------------
 Period      Balance ($)        Strike %   Ceiling %
    1         235,428,000.00      6.35        9.00
    2         234,111,656.84      6.35        9.00
    3         232,809,546.76      6.35        9.00
    4         231,521,016.90      6.35        9.00
    5         230,245,496.22      6.35        9.00
    6         228,982,498.81      6.35        9.00
    7         227,731,622.72      6.35        9.00
    8         226,492,548.38      6.35        9.00
    9         225,265,036.73      6.35        9.00
    10        224,048,926.99      6.35        9.00
    11        222,844,134.19      6.35        9.00
    12        221,650,652.80      6.35        9.00
    13        220,468,741.71      6.35        9.00
    14        219,299,166.10      6.35        9.00
    15        218,159,895.26      6.35        9.00
    16        217,050,358.75      6.45        9.00
    17        215,969,778.42      6.45        9.00
    18        214,917,396.58      6.45        9.00
    19        213,892,475.43      6.45        9.00
    20        212,894,296.53      6.45        9.00
    21        211,922,214.83      6.45        9.00
    22        210,975,498.42      8.45        9.00
    23        210,055,183.42      8.45        9.00
    24        209,158,828.57      8.45        9.00
    25        208,285,808.47      8.45        9.00
    26        207,435,514.13      8.45        9.00
    27        202,222,700.42      8.45        9.00
    28              -               -           -
    29              -               -           -
    30              -               -           -
    31              -               -           -
    32              -               -           -
    33              -               -           -
    34              -               -           -
    35              -               -           -
    36              -               -           -
    37              -               -           -
    38              -               -           -
    39              -               -           -
    40              -               -           -



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                          Class M Cap                                     Class B Cap
            -----------------------------------------      ------------------------------------------
 Period      Balance ($)     Strike %    Ceiling %          Balance ($)         Strike %  Ceiling %
    1       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    2       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    3       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    4       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    5       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    6       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    7       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    8       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    9       191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    10      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    11      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    12      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    13      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    14      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    15      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    16      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    17      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    18      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    19      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    20      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    21      191,215,000.00      5.75        8.50              46,449,000.00       4.35       7.10
    22      191,215,000.00      7.65        8.70              46,449,000.00       6.25       7.30
    23      191,215,000.00      7.65        8.70              46,449,000.00       6.25       7.30
    24      191,215,000.00      7.65        8.70              46,449,000.00       6.25       7.30
    25      191,215,000.00      7.65        8.70              46,449,000.00       6.25       7.30
    26      191,215,000.00      7.65        8.70              46,449,000.00       6.25       7.30
    27      191,215,000.00      7.65        8.70              46,449,000.00       6.25       7.30
    28      191,215,000.00      8.25        8.90              46,449,000.00       6.85       7.50
    29      191,215,000.00      8.25        8.90              46,449,000.00       6.85       7.50
    30      191,215,000.00      8.25        8.90              46,449,000.00       6.85       7.50
    31      191,215,000.00      8.25        8.90              46,449,000.00       6.85       7.50
    32      191,215,000.00      8.25        8.90              46,449,000.00       6.85       7.50
    33      191,215,000.00      8.25        8.90              46,449,000.00       6.85       7.50
    34      191,215,000.00      9.00        9.15              46,449,000.00       7.60       7.75
    35      191,215,000.00      9.00        9.15              46,449,000.00       7.60       7.75
    36      191,215,000.00      9.00        9.15              46,449,000.00       7.60       7.75
    37      191,215,000.00      9.00        9.15              46,449,000.00       7.60       7.75
    38      191,215,000.00      9.00        9.15              40,068,727.99       7.60       7.75
    39      181,902,453.70      9.00        9.15              34,636,012.27       7.60       7.75
    40             -             -            -                     -              -          -



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Class A-2a Target Balance Schedule
--------------------------------------------------------------------------------

             Distribution Date Month            Target Balance ($)
             -----------------------            ------------------

                  November 2011                               $25,021,896.06
                  December 2011                               $22,821,672.02
                   January 2012                               $20,633,754.29
                  February 2012                               $18,458,071.48
                    March 2012                                $16,294,552.64
                    April 2012                                $14,143,127.23
                     May 2012                                 $12,003,725.12
                    June 2012                                  $9,876,276.59
                    July 2012                                  $7,760,712.31
                   August 2012                                 $5,656,963.36
                  September 2012                               $3,564,961.23
                   October 2012                                $1,484,637.79
           November 2012 and thereafter                                    -
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                        MORGAN STANLEY
                         MSAC 2004-OP1
                          All records

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Original Combined LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 8,879
Aggregate Principal Balance ($): 1,548,294,930
Weighted Average Current Mortgage Rate (%): 7.232
Non-Zero Weighted Average Margin (%): 5.471
Non-Zero Weighted Average Maximum Rate (%): 13.240
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 77.20
% First Liens: 99.33
% Owner Occupied: 94.89
% Purchase: 27.60
% Full Doc: 63.66
Non-Zero Weighted Average Credit Score: 608

2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Product Types                                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                5        342,616         0.02        8.059          117        72.44
Fixed - 15 Year                                              158     16,037,039         1.04        7.528          177        70.07
Fixed - 20 Year                                               92     11,096,741         0.72        7.462          237        70.91
Fixed - 30 Year                                            2,147    349,521,467        22.57        7.299          357        75.09
ARM - 6 Month                                                  5      1,522,194         0.10        7.663          357        68.66
ARM - 2 Year/6 Month                                       5,720  1,001,374,070        64.68        7.305          357        77.80
ARM - 3 Year/6 Month                                         451     82,030,371         5.30        6.879          356        76.24
ARM - 15 Year Fix/ Adj 30 YR                                   6        728,189         0.05        7.847          357        79.37
Interest Only Arm - 5 Year/2 year fixed                      230     64,794,215         4.18        6.371          357        82.87
Interest Only Arm - 5 Year/3 year fixed                       45     13,925,949         0.90        6.175          357        81.71
Interest Only Fixed - 30 Year                                 20      6,922,080         0.45        6.296          356        74.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20

3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Gross Interest Rates (%)                            Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                 55     14,908,962         0.96        4.883          355        72.57
5.000 - 5.999                                                681    158,860,625        10.26        5.705          355        74.64
6.000 - 6.999                                              2,831    575,584,089        37.18        6.581          354        76.00
7.000 - 7.999                                              2,812    474,240,514        30.63        7.530          355        78.40
8.000 - 8.999                                              1,697    237,415,108        15.33        8.466          354        79.42
9.000 - 9.999                                                584     67,697,743         4.37        9.437          351        77.96
10.000 - 10.999                                              157     14,347,699         0.93       10.388          349        78.92
11.000 - 11.999                                               57      4,865,978         0.31       11.438          344        76.60
12.000 - 12.999                                                5        374,211         0.02       12.412          357        83.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.150
Maximum: 12.700
Weighted Average: 7.232

4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Cut-off Date Principal Balances ($)                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                              108      5,375,208         0.35        8.630          330        60.94
50,001 - 75,000                                            1,118     70,222,750         4.54        8.311          345        77.39
75,001 - 100,000                                           1,148    100,988,970         6.52        7.797          349        77.11
100,001 - 125,000                                          1,112    125,436,975         8.10        7.584          352        77.50
125,001 - 150,000                                          1,053    144,802,652         9.35        7.358          354        76.36
150,001 - 175,000                                            907    147,234,491         9.51        7.273          352        76.91
175,001 - 200,000                                            725    136,230,864         8.80        7.213          355        76.09
200,001 - 225,000                                            590    125,459,029         8.10        7.174          357        77.01
225,001 - 250,000                                            483    115,020,054         7.43        7.068          355        77.17
250,001 - 275,000                                            374     98,114,659         6.34        7.120          355        76.43
275,001 - 300,000                                            275     79,123,927         5.11        7.061          357        76.60
300,001 - 325,000                                            204     63,834,863         4.12        6.886          356        78.49
325,001 - 350,000                                            162     54,549,078         3.52        6.914          355        78.53
350,001 - 375,000                                            138     50,089,824         3.24        7.009          357        79.69
375,001 - 400,000                                            120     46,642,072         3.01        6.984          357        79.74
400,001 - 425,000                                             74     30,562,459         1.97        6.770          357        81.16
425,001 - 450,000                                             74     32,410,602         2.09        6.747          354        79.46
450,001 - 475,000                                             38     17,497,385         1.13        6.601          352        80.10
475,001 - 500,000                                             55     26,924,960         1.74        6.967          357        76.44
500,001 - 750,000                                            103     60,824,586         3.93        6.708          357        77.81
750,001 - 1,000,000                                           13     11,578,781         0.75        6.388          356        71.44
1,000,001 >=                                                   5      5,370,739         0.35        6.386          357        62.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 40,765
Maximum: 1,125,000
Average: 174,377

5. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Stated Original Term (months)                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                                            5        342,616         0.02        8.059          117        72.44
180                                                          180     17,996,624         1.16        7.492          177        70.10
240                                                           93     11,149,287         0.72        7.467          237        70.95
360                                                        8,601  1,518,806,403        98.10        7.227          357        77.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 357

6. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Stated Remaining Terms (months)                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                      5        342,616         0.02        8.059          117        72.44
169 - 180                                                    180     17,996,624         1.16        7.492          177        70.10
229 - 240                                                     93     11,149,287         0.72        7.467          237        70.95
349 - 360                                                  8,601  1,518,806,403        98.10        7.227          357        77.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 117
Maximum: 359
Weighted Average: 354

7. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Original Combined LTV Ratios (%)                    Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                  1         80,686         0.01        7.340          355        12.46
15.01 - 20.00                                                  4        271,450         0.02        6.679          320        18.11
20.01 - 25.00                                                 15      1,752,007         0.11        6.790          344        22.85
25.01 - 30.00                                                 28      2,920,965         0.19        6.970          350        27.80
30.01 - 35.00                                                 29      3,025,373         0.20        7.151          348        32.58
35.01 - 40.00                                                 85     10,761,910         0.70        7.160          342        38.04
40.01 - 45.00                                                102     13,274,376         0.86        6.979          349        42.86
45.01 - 50.00                                                165     23,404,579         1.51        7.151          347        47.97
50.01 - 55.00                                                190     32,704,230         2.11        6.826          351        52.88
55.01 - 60.00                                                335     61,263,457         3.96        6.938          353        57.97
60.01 - 65.00                                                553    102,934,994         6.65        7.163          352        63.42
65.01 - 70.00                                                734    140,337,502         9.06        7.173          352        68.74
70.01 - 75.00                                                897    170,614,508        11.02        7.220          355        74.01
75.01 - 80.00                                              3,013    504,319,892        32.57        7.201          355        79.64
80.01 - 85.00                                                815    148,586,082         9.60        7.201          354        84.44
85.01 - 90.00                                              1,149    210,186,397        13.58        7.457          356        89.62
90.01 - 95.00                                                679    115,043,690         7.43        7.372          356        94.71
95.01 - 100.00                                                85      6,812,832         0.44        9.112          349        99.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
-----------------------------------------------------------------------------------------------------------------------------------

Minimum: 12.46
Maximum: 100.00
Weighted Average: 77.20

8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Gross Margins (%)                                   Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,422    383,919,943        24.80        7.296          346        74.75
<= 3.500                                                      81     18,736,019         1.21        5.364          354        69.01
3.501 - 4.000                                                269     61,290,051         3.96        5.748          356        73.76
4.001 - 4.500                                                646    136,246,265         8.80        6.223          357        74.78
4.501 - 5.000                                              1,073    212,649,174        13.73        6.648          357        77.20
5.001 - 5.500                                              1,171    212,329,548        13.71        7.116          357        78.99
5.501 - 6.000                                              1,064    184,867,044        11.94        7.475          357        79.66
6.001 - 6.500                                                894    146,896,924         9.49        7.839          357        80.18
6.501 - 7.000                                                723    118,356,149         7.64        8.323          356        79.22
7.001 - 7.500                                                299     40,769,865         2.63        8.677          356        79.88
7.501 - 8.000                                                173     23,131,193         1.49        9.110          357        77.73
8.001 - 8.500                                                 44      6,802,465         0.44        9.424          355        78.46
8.501 - 9.000                                                 14      1,699,358         0.11        9.913          357        75.34
9.001 - 9.500                                                  2        214,289         0.01       10.632          355        75.33
9.501 - 10.000                                                 3        336,677         0.02       10.415          356        85.77
>10.000                                                        1         49,966         0.00       11.300          358        58.82
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.490
Maximum: 10.300
Non-Zero Weighted Average: 5.471

9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Minimum Mortgage Rates (%)                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,422    383,919,943        24.80        7.296          346        74.75
<=5.000                                                       57     15,027,581         0.97        4.895          355        72.93
5.001 - 5.500                                                179     42,099,287         2.72        5.374          356        73.18
5.501 - 6.000                                                481    107,868,861         6.97        5.843          357        76.27
6.001 - 6.500                                                779    162,337,767        10.48        6.323          356        76.92
6.501 - 7.000                                              1,206    239,053,018        15.44        6.809          357        78.27
7.001 - 7.500                                                959    172,835,265        11.16        7.311          357        78.80
7.501 - 8.000                                              1,106    185,668,370        11.99        7.796          357        79.33
8.001 - 8.500                                                669    102,102,828         6.59        8.286          357        79.36
8.501 - 9.000                                                557     79,126,610         5.11        8.758          357        79.41
9.001 - 9.500                                                244     31,122,589         2.01        9.280          357        78.96
9.501 - 10.000                                               139     18,115,858         1.17        9.768          355        75.17
10.001 -10.500                                                48      5,023,721         0.32       10.255          357        79.57
10.501 - 11.000                                               19      2,852,390         0.18       10.802          357        70.30
11.001 - 11.500                                                8        715,477         0.05       11.356          358        73.02
11.501 - 12.000                                                6        425,365         0.03       11.809          357        64.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.150
Maximum: 12.000
Non-Zero Weighted Average: 7.210

10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Maximum Mortgage Rates (%)                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,422    383,919,943        24.80        7.296          346        74.75
<= 12.500                                                  1,464    318,967,958        20.60        5.980          356        76.15
12.501 - 13.000                                            1,188    235,838,854        15.23        6.795          357        78.25
13.001 - 13.500                                              957    172,046,373        11.11        7.270          357        78.56
13.501 - 14.000                                            1,098    185,448,920        11.98        7.764          357        79.30
14.001 - 14.500                                              681    106,345,248         6.87        8.228          357        79.17
14.501 - 15.000                                              578     83,234,385         5.38        8.681          357        79.43
15.001 - 15.500                                              256     33,009,845         2.13        9.213          357        79.35
15.501 - 16.000                                              149     19,475,028         1.26        9.664          355        75.67
16.001 - 16.500                                               47      5,057,720         0.33       10.171          357        77.61
16.501 - 17.000                                               22      3,455,121         0.22       10.633          357        70.34
17.001 - 17.500                                               11      1,070,171         0.07       11.011          357        76.09
17.501 - 18.000                                                6        425,365         0.03       11.809          357        64.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
-----------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 10.150
Maximum: 18.000
Non-Zero Weighted Average: 13.240

11. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Initial Periodic Cap (%)                                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,422    383,919,943        24.80        7.296          346        74.75
1                                                              6      1,629,364         0.11        7.718          357        69.74
2                                                             23      6,330,969         0.41        6.415          355        77.49
3                                                          6,427  1,156,308,492        74.68        7.214          357        78.02
5                                                              1        106,162         0.01        8.950          356        95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.992

12. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Subsequent Periodic Cap (%)                                  Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,422    383,919,943        24.80        7.296          346        74.75
1                                                          6,316  1,132,961,725        73.17        7.216          357        78.06
1.5                                                          136     30,085,747         1.94        6.993          355        75.61
2                                                              5      1,327,515         0.09        6.918          355        89.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.014

13. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Next Rate Adjustment Dates                                   Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                           2,422    383,919,943        24.80        7.296          346        74.75
Feb-05                                                         4      1,022,888         0.07        7.571          357        70.40
Mar-05                                                         1        499,306         0.03        7.850          358        65.10
Mar-06                                                         1         52,911         0.00        7.400          353        73.89
Apr-06                                                        14      2,164,508         0.14        7.485          353        79.85
May-06                                                        37      8,759,612         0.57        7.323          354        79.65
Jun-06                                                       296     67,534,309         4.36        6.693          355        78.36
Jul-06                                                       554    109,618,354         7.08        7.257          356        75.71
Aug-06                                                     3,610    628,248,443        40.58        7.254          357        78.33
Sep-06                                                     1,437    249,740,032        16.13        7.377          358        78.48
Oct-06                                                         1         50,116         0.00        7.900          359        85.00
Apr-07                                                         2        266,194         0.02        7.948          354        84.61
May-07                                                         5        449,629         0.03        7.105          354        81.50
Jun-07                                                        38      8,563,036         0.55        5.947          355        75.77
Jul-07                                                        70     14,015,930         0.91        6.437          356        77.59
Aug-07                                                       268     52,304,241         3.38        6.905          356        76.83
Sep-07                                                       113     20,357,289         1.31        7.007          357        77.51
Aug-19                                                         5        675,547         0.04        7.757          357        78.93
Sep-19                                                         1         52,642         0.00        9.000          358        85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

14. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Geographic Distribution of Mortgaged Properties              Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                                 1,445    364,444,210        23.54        6.955          355        75.18
New York                                                     841    202,611,797        13.09        7.031          354        74.63
Massachusetts                                                634    140,559,337         9.08        6.841          356        74.04
Florida                                                      765    105,125,462         6.79        7.518          353        78.84
New Jersey                                                   480     94,004,773         6.07        7.427          354        75.21
Texas                                                        471     53,703,796         3.47        7.690          343        79.53
Illinois                                                     293     42,461,212         2.74        7.691          357        79.87
Virginia                                                     255     41,427,159         2.68        7.625          354        77.95
Connecticut                                                  224     39,682,988         2.56        7.103          356        77.39
Pennsylvania                                                 334     38,558,566         2.49        7.411          351        79.88
Maryland                                                     189     37,218,349         2.40        7.627          356        77.09
Rhode Island                                                 207     36,646,415         2.37        6.992          354        76.64
Nevada                                                       180     35,308,479         2.28        7.140          356        79.22
Michigan                                                     285     30,591,541         1.98        7.874          356        81.82
Arizona                                                      208     29,428,280         1.90        7.217          356        82.03
Other                                                      2,068    256,522,566        16.57        7.481          353        81.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 48

15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Occupancy                                                    Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                    8,332  1,469,150,891        94.89        7.202          354        77.20
Non-Owner Occupied                                           429     60,235,774         3.89        7.926          355        77.22
Second Home                                                  118     18,908,265         1.22        7.293          355        76.93
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

16. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Property Type                                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                    6,976  1,178,701,571        76.13        7.241          354        76.97
2-4 Family                                                   799    173,835,106        11.23        7.121          355        76.31
Planned Unit Development                                     600    117,633,074         7.60        7.235          356        79.44
Condo                                                        441     71,149,713         4.60        7.344          356        79.24
Manufactured Housing                                          63      6,975,466         0.45        7.212          347        80.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Loan Purpose                                                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                        5,377    972,480,209        62.81        7.203          353        74.91
Purchase                                                   2,640    427,382,144        27.60        7.276          356        82.30
Refinance - Rate Term                                        862    148,432,577         9.59        7.290          351        77.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Documentation Level                                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                                       6,043    985,569,134        63.66        7.179          354        78.34
Stated Documentation                                       2,800    556,719,843        35.96        7.320          354        75.22
Limited                                                       36      6,005,954         0.39        7.671          347        74.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

19. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Credit Score                                                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                            95     11,970,358         0.77        7.972          354        73.49
500 - 524                                                    885    146,451,659         9.46        8.183          355        73.11
525 - 549                                                  1,040    167,428,850        10.81        7.930          355        72.74
550 - 574                                                    973    165,115,035        10.66        7.583          355        74.21
575 - 599                                                  1,111    195,899,890        12.65        7.214          354        76.39
600 - 624                                                  1,578    264,244,724        17.07        7.043          354        78.88
625 - 649                                                  1,310    236,374,763        15.27        6.863          353        78.77
650 - 674                                                    883    165,798,001        10.71        6.724          353        80.08
675 - 699                                                    442     83,958,211         5.42        6.744          353        81.33
700 - 724                                                    280     55,226,974         3.57        6.807          354        81.47
725 - 749                                                    170     32,182,963         2.08        6.743          356        80.91
750 - 774                                                     81     17,426,867         1.13        6.513          355        80.15
775 - 799                                                     28      5,436,270         0.35        6.352          356        78.09
800 +                                                          3        780,365         0.05        5.526          342        70.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 806
Non-Zero Weighted Average: 608

20. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Prepayment Penalty Term                                      Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                                          2,401    404,990,192        26.16        7.416          353        77.32
12                                                           545    119,833,411         7.74        7.023          352        73.53
24                                                         4,176    739,368,635        47.75        7.191          357        78.28
30                                                             2        469,488         0.03        8.903          358        95.00
36                                                         1,754    283,574,394        18.32        7.160          349        75.74
60                                                             1         58,810         0.00        6.620          174        50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 26

21. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
Lien                                                      Mortgage    Principal    Principal     Interest         Term     Original
Position                                                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                   8,729  1,537,911,537        99.33        7.212          354        77.15
2nd Lien                                                     150     10,383,393         0.67       10.182          330        84.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

22. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Interest Only Term                                           Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                                          8,584  1,462,652,686        94.47        7.284          354        76.92
60                                                           295     85,642,244         5.53        6.333          357        81.98
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                     8,879  1,548,294,930       100.00        7.232          354        77.20
------------------------------------------------------------------------------------------------------------------------------------

                            MORGAN STANLEY
                            MSAC 2004-OP1
                               Group 1

Table of Contents

1. Summary Statistics
2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Original Combined LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 6,026
Aggregate Principal Balance ($): 950,211,543
Weighted Average Current Mortgage Rate (%): 7.232
Non-Zero Weighted Average Margin (%): 5.451
Non-Zero Weighted Average Maximum Rate (%): 13.221
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 77.02
% First Liens: 99.39
% Owner Occupied: 94.70
% Purchase: 28.91
% Full Doc: 65.17
Non-Zero Weighted Average Credit Score: 606

2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Product Types                                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                  2      155,261         0.02        7.427          117        75.34
Fixed - 15 Year                                                 99    9,172,560         0.97        7.486          177        70.40
Fixed - 20 Year                                                 58    6,917,508         0.73        7.332          237        68.31
Fixed - 30 Year                                              1,343  197,560,961        20.79        7.361          357        74.88
ARM - 6 Month                                                    4    1,022,888         0.11        7.571          357        70.40
ARM - 2 Year/6 Month                                         3,995  641,006,824        67.46        7.265          357        77.48
ARM - 3 Year/6 Month                                           328   53,114,882         5.59        6.888          356        76.82
Interest Only Arm - 5 Year/2 year fixed                        167   34,591,277         3.64        6.474          357        83.85
Interest Only Arm - 5 Year/3 year fixed                         30    6,669,380         0.70        6.357          357        81.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Gross Interest Rates (%)                            Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                   39    8,369,807         0.88        4.864          355        71.53
5.000 - 5.999                                                  477   91,889,867         9.67        5.703          355        74.23
6.000 - 6.999                                                1,948  346,389,988        36.45        6.576          354        75.53
7.000 - 7.999                                                1,951  303,827,561        31.97        7.537          355        78.45
8.000 - 8.999                                                1,200  157,861,075        16.61        8.463          355        79.56
9.000 - 9.999                                                  313   33,824,696         3.56        9.382          351        76.20
10.000 - 10.999                                                 71    6,090,422         0.64       10.391          344        78.04
11.000 - 11.999                                                 26    1,880,191         0.20       11.541          335        80.20
12.000 - 12.999                                                  1       77,937         0.01       12.700          357        79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.150
Maximum: 12.700
Weighted Average: 7.232

4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Cut-off Date Principal Balances ($)                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                                 68    3,391,044         0.36        8.468          333        60.49
50,001 - 75,000                                                757   47,529,497         5.00        8.190          345        76.98
75,001 - 100,000                                               781   68,557,180         7.21        7.645          350        76.86
100,001 - 125,000                                              814   91,980,587         9.68        7.476          352        77.39
125,001 - 150,000                                              759  104,480,572        11.00        7.313          354        76.32
150,001 - 175,000                                              687  111,547,999        11.74        7.227          353        76.67
175,001 - 200,000                                              540  101,537,541        10.69        7.122          356        76.45
200,001 - 225,000                                              439   93,375,903         9.83        7.069          357        77.55
225,001 - 250,000                                              379   90,177,896         9.49        7.036          357        77.14
250,001 - 275,000                                              290   76,023,760         8.00        7.097          355        76.48
275,001 - 300,000                                              216   62,116,501         6.54        7.039          357        76.70
300,001 - 325,000                                              162   50,684,663         5.33        6.822          355        78.92
325,001 - 350,000                                               67   22,185,750         2.33        6.774          357        79.79
350,001 - 375,000                                               21    7,650,770         0.81        6.904          358        78.18
375,001 - 400,000                                               19    7,302,057         0.77        6.897          357        80.41
400,001 - 425,000                                               17    7,032,155         0.74        6.759          357        81.79
425,001 - 450,000                                                4    1,767,153         0.19        6.734          357        74.57
450,001 - 475,000                                                1      453,116         0.05        6.490          355        72.25
475,001 - 500,000                                                5    2,417,398         0.25        6.531          357        72.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 49,522
Maximum: 498,436
Average: 157,685

5. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Stated Original Term (months)                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                                              2      155,261         0.02        7.427          117        75.34
180                                                            112   10,373,807         1.09        7.406          177        69.50
240                                                             58    6,917,508         0.73        7.332          237        68.31
360                                                          5,854  932,764,967        98.16        7.229          357        77.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 357

6. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Stated Remaining Terms (months)                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                        2      155,261         0.02        7.427          117        75.34
169 - 180                                                      112   10,373,807         1.09        7.406          177        69.50
229 - 240                                                       58    6,917,508         0.73        7.332          237        68.31
349 - 360                                                    5,854  932,764,967        98.16        7.229          357        77.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 117
Maximum: 359
Weighted Average: 354

7. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Original Combined LTV Ratios (%)                    Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                                                    1       80,686         0.01        7.340          355        12.46
15.01 - 20.00                                                    3      172,493         0.02        7.074          301        18.06
20.01 - 25.00                                                   12    1,511,546         0.16        6.716          342        22.69
25.01 - 30.00                                                   19    2,049,467         0.22        7.039          347        28.11
30.01 - 35.00                                                   16    1,605,428         0.17        7.382          345        32.49
35.01 - 40.00                                                   62    7,979,949         0.84        7.057          340        37.91
40.01 - 45.00                                                   73    8,817,945         0.93        7.060          348        43.02
45.01 - 50.00                                                  107   14,127,531         1.49        7.092          346        47.96
50.01 - 55.00                                                  139   21,818,184         2.30        6.789          352        52.74
55.01 - 60.00                                                  242   40,258,305         4.24        6.979          354        57.93
60.01 - 65.00                                                  390   65,798,061         6.92        7.091          352        63.42
65.01 - 70.00                                                  489   80,352,890         8.46        7.210          354        68.81
70.01 - 75.00                                                  593  101,193,662        10.65        7.185          355        74.01
75.01 - 80.00                                                2,069  318,615,628        33.53        7.202          355        79.66
80.01 - 85.00                                                  529   85,835,118         9.03        7.265          354        84.50
85.01 - 90.00                                                  739  117,531,597        12.37        7.495          356        89.63
90.01 - 95.00                                                  487   78,356,859         8.25        7.361          356        94.75
95.01 - 100.00                                                  56    4,106,192         0.43        8.937          354        99.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 12.46
Maximum: 100.00
Weighted Average: 77.02

8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Gross Margins (%)                                   Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             1,502  213,806,291        22.50        7.366          345        74.47
<= 3.500                                                        65   12,915,113         1.36        5.414          354        68.59
3.501 - 4.000                                                  194   35,790,570         3.77        5.767          356        73.69
4.001 - 4.500                                                  478   85,318,469         8.98        6.238          356        74.08
4.501 - 5.000                                                  775  135,761,110        14.29        6.659          357        76.93
5.001 - 5.500                                                  839  137,132,944        14.43        7.118          357        78.70
5.501 - 6.000                                                  773  121,070,548        12.74        7.499          357        79.18
6.001 - 6.500                                                  641   98,078,302        10.32        7.865          357        80.47
6.501 - 7.000                                                  458   69,288,226         7.29        8.299          356        78.94
7.001 - 7.500                                                  181   24,906,185         2.62        8.454          357        79.21
7.501 - 8.000                                                   94   12,207,384         1.28        8.798          357        78.10
8.001 - 8.500                                                   22    3,544,464         0.37        9.195          357        77.86
8.501 - 9.000                                                    4      391,936         0.04        8.928          357        81.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.490
Maximum: 8.990
Non-Zero Weighted Average: 5.451

9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Minimum Mortgage Rates (%)                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             1,502  213,806,291        22.50        7.366          345        74.47
<=5.000                                                         40    8,436,243         0.89        4.884          355        72.15
5.001 - 5.500                                                  126   24,283,184         2.56        5.365          355        71.69
5.501 - 6.000                                                  349   66,365,929         6.98        5.845          357        75.77
6.001 - 6.500                                                  565  103,752,653        10.92        6.314          356        75.64
6.501 - 7.000                                                  868  151,079,102        15.90        6.802          357        78.11
7.001 - 7.500                                                  669  106,087,617        11.16        7.305          357        78.77
7.501 - 8.000                                                  821  129,134,095        13.59        7.793          357        79.43
8.001 - 8.500                                                  510   71,280,937         7.50        8.290          357        79.69
8.501 - 9.000                                                  390   52,805,784         5.56        8.767          357        79.34
9.001 - 9.500                                                  129   15,438,538         1.62        9.254          357        76.66
9.501 - 10.000                                                  45    6,034,487         0.64        9.793          356        73.27
10.001 -10.500                                                  10    1,156,181         0.12       10.255          357        74.08
10.501 - 11.000                                                  2      550,501         0.06       10.698          356        72.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.150
Maximum: 10.750
Non-Zero Weighted Average: 7.193

10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Maximum Mortgage Rates (%)                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             1,502  213,806,291        22.50        7.366          345        74.47
<= 12.500                                                    1,057  198,317,718        20.87        5.991          356        75.22
12.501 - 13.000                                                851  147,642,150        15.54        6.791          357        78.23
13.001 - 13.500                                                674  107,182,910        11.28        7.265          357        78.25
13.501 - 14.000                                                816  128,933,038        13.57        7.759          357        79.40
14.001 - 14.500                                                512   72,073,677         7.59        8.257          357        79.50
14.501 - 15.000                                                409   56,149,332         5.91        8.683          357        79.45
15.001 - 15.500                                                139   16,860,354         1.77        9.156          357        77.41
15.501 - 16.000                                                 52    7,012,051         0.74        9.619          356        73.68
16.001 - 16.500                                                 11    1,424,068         0.15       10.066          357        72.37
16.501 - 17.000                                                  3      809,953         0.09       10.378          356        70.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 10.150
Maximum: 16.750
Non-Zero Weighted Average: 13.221

11. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Initial Periodic Cap (%)                                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             1,502  213,806,291        22.50        7.366          345        74.47
1                                                                5    1,130,058         0.12        7.659          357        71.78
2                                                               20    4,631,893         0.49        6.397          355        78.84
3                                                            4,498  730,537,139        76.88        7.197          357        77.76
5                                                                1      106,162         0.01        8.950          356        95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 5.000
Non-Zero Weighted Average: 2.991

12. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Subsequent Periodic Cap (%)                                  Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             1,502  213,806,291        22.50        7.366          345        74.47
1                                                            4,427  718,028,121        75.57        7.198          357        77.84
1.5                                                             93   17,393,306         1.83        7.016          355        74.03
2                                                                4      983,825         0.10        6.523          355        87.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.013

13. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Next Rate Adjustment Dates                                   Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                             1,502  213,806,291        22.50        7.366          345        74.47
Feb-05                                                           4    1,022,888         0.11        7.571          357        70.40
Apr-06                                                           7      978,981         0.10        7.495          353        81.00
May-06                                                          22    3,966,605         0.42        7.462          354        78.21
Jun-06                                                         210   39,996,258         4.21        6.547          355        78.02
Jul-06                                                         403   68,152,393         7.17        7.187          356        74.96
Aug-06                                                       2,569  409,706,331        43.12        7.242          357        78.18
Sep-06                                                         950  152,747,418        16.08        7.364          358        77.98
Oct-06                                                           1       50,116         0.01        7.900          359        85.00
Apr-07                                                           1      122,785         0.01        7.900          354        90.00
May-07                                                           5      449,629         0.05        7.105          354        81.50
Jun-07                                                          24    4,405,611         0.46        6.231          355        75.36
Jul-07                                                          52    8,698,093         0.92        6.484          356        75.39
Aug-07                                                         199   33,649,343         3.54        6.919          356        78.25
Sep-07                                                          77   12,458,801         1.31        7.015          356        76.77
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

14. Geographic Distribution of Mortgaged Properties

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Geographic Distribution of Mortgaged Properties              Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                                     944  194,476,463        20.47        6.989          356        73.40
New York                                                       497  105,455,196        11.10        7.045          353        73.05
Massachusetts                                                  406   81,583,850         8.59        6.820          356        73.64
Florida                                                        571   74,253,957         7.81        7.497          354        79.61
New Jersey                                                     321   58,672,531         6.17        7.329          353        75.42
Texas                                                          314   35,737,422         3.76        7.604          345        79.88
Illinois                                                       225   32,236,508         3.39        7.622          356        79.78
Virginia                                                       182   27,602,616         2.90        7.535          352        77.43
Pennsylvania                                                   233   26,978,153         2.84        7.314          351        79.94
Nevada                                                         141   25,675,325         2.70        7.185          355        78.29
Rhode Island                                                   149   25,661,058         2.70        6.957          354        76.39
Connecticut                                                    150   23,426,145         2.47        7.090          356        79.23
Maryland                                                       124   22,168,175         2.33        7.688          356        77.04
Arizona                                                        151   21,778,099         2.29        7.148          356        82.32
Michigan                                                       192   20,841,534         2.19        7.727          356        81.87
Other                                                        1,426  173,664,509        18.28        7.414          354        81.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 48

15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Occupancy                                                    Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                      5,662  899,833,264        94.70        7.207          354        77.04
Non-Owner Occupied                                             285   40,085,756         4.22        7.797          355        76.82
Second Home                                                     79   10,292,523         1.08        7.194          354        76.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

16. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Property Type                                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                      4,707  711,777,630        74.91        7.251          354        76.84
2-4 Family                                                     549  116,072,324        12.22        7.067          355        75.63
Planned Unit Development                                       414   70,163,055         7.38        7.246          356        79.54
Condo                                                          313   47,162,168         4.96        7.335          356        79.10
Manufactured Housing                                            43    5,036,366         0.53        7.142          344        79.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Loan Purpose                                                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                          3,597  587,080,827        61.78        7.202          353        74.47
Purchase                                                     1,853  274,710,285        28.91        7.281          356        82.33
Refinance - Rate Term                                          576   88,420,430         9.31        7.278          352        77.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Documentation Level                                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                                         4,116  619,278,892        65.17        7.181          354        78.32
Stated Documentation                                         1,884  326,696,099        34.38        7.321          354        74.60
Limited                                                         26    4,236,551         0.45        7.799          346        73.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

19. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Credit Score                                                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                              94   11,598,718         1.22        7.920          354        73.28
500 - 524                                                      593   92,299,167         9.71        8.105          355        72.54
525 - 549                                                      700  105,542,551        11.11        7.862          355        72.48
550 - 574                                                      654  105,576,514        11.11        7.506          355        73.45
575 - 599                                                      738  117,759,930        12.39        7.210          353        76.33
600 - 624                                                    1,058  157,822,921        16.61        7.078          354        79.16
625 - 649                                                      898  142,066,717        14.95        6.870          353        78.92
650 - 674                                                      610  102,060,569        10.74        6.758          353        79.46
675 - 699                                                      310   53,643,690         5.65        6.773          352        81.31
700 - 724                                                      188   31,308,487         3.29        6.830          354        82.75
725 - 749                                                      110   17,935,473         1.89        6.733          356        82.03
750 - 774                                                       51    9,111,960         0.96        6.442          355        81.08
775 - 799                                                       20    3,075,292         0.32        6.185          355        76.65
800 +                                                            2      409,555         0.04        5.550          330        83.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 806
Non-Zero Weighted Average: 606

20. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Prepayment Penalty Term                                      Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                                            1,593  249,447,410        26.25        7.381          353        77.02
12                                                             326   62,758,951         6.60        7.036          351        72.88
24                                                           2,953  470,397,647        49.50        7.181          357        78.03
30                                                               1      232,333         0.02        8.600          357        95.00
36                                                           1,153  167,375,202        17.61        7.226          350        75.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26

21. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
Lien                                                      Mortgage    Principal    Principal     Interest         Term     Original
Position                                                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                     5,930  944,420,179        99.39        7.214          354        76.98
2nd Lien                                                        96    5,791,364         0.61       10.178          327        83.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

22. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Interest Only Term                                           Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                                            5,829  908,950,885        95.66        7.267          354        76.73
60                                                             197   41,260,657         4.34        6.455          357        83.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       6,026  950,211,543       100.00        7.232          354        77.02
------------------------------------------------------------------------------------------------------------------------------------

                         MORGAN STANLEY
                          MSAC 2004-OP1
                             Group 2

Table of Contents

1. Summary Statistics 2. Product Types
3. Range of Gross Interest Rates (%)
4. Range of Cut-off Date Principal Balances ($)
5. Stated Original Term (months)
6. Range of Stated Remaining Terms (months)
7. Range of Original Combined LTV Ratios (%)
8. Range of Gross Margins (%)
9. Range of Minimum Mortgage Rates (%)
10. Range of Maximum Mortgage Rates (%)
11. Initial Periodic Cap (%)
12. Subsequent Periodic Cap (%)
13. Next Rate Adjustment Dates
14. Geographic Distribution of Mortgaged Properties
15. Occupancy
16. Property Type
17. Loan Purpose
18. Documentation Level
19. Credit Score
20. Prepayment Penalty Term
21. Lien Position
22. Interest Only Term

1. Summary Statistics

Number of Mortgage Loans: 2,853
Aggregate Principal Balance ($): 598,083,387
Weighted Average Current Mortgage Rate (%): 7.231
Non-Zero Weighted Average Margin (%): 5.505
Non-Zero Weighted Average Maximum Rate (%): 13.273
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 77.49
% First Liens: 99.23
% Owner Occupied: 95.19
% Purchase: 25.53
% Full Doc: 61.24
Non-Zero Weighted Average Credit Score: 609

2. Product Types

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Product Types                                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                                                  3      187,355         0.03        8.582          117        70.04
Fixed - 15 Year                                                 59    6,864,478         1.15        7.584          177        69.64
Fixed - 20 Year                                                 34    4,179,233         0.70        7.678          237        75.21
Fixed - 30 Year                                                804  151,960,506        25.41        7.218          357        75.38
ARM - 6 Month                                                    1      499,306         0.08        7.850          358        65.10
ARM - 2 Year/6 Month                                         1,725  360,367,245        60.25        7.376          357        78.38
ARM - 3 Year/6 Month                                           123   28,915,488         4.83        6.863          357        75.18
ARM - 15 Year Fix/ Adj 30 YR                                     6      728,189         0.12        7.847          357        79.37
Interest Only Arm - 5 Year/2 year fixed                         63   30,202,938         5.05        6.254          357        81.75
Interest Only Arm - 5 Year/3 year fixed                         15    7,256,569         1.21        6.007          356        81.75
Interest Only Fixed - 30 Year                                   20    6,922,080         1.16        6.296          356        74.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49

3. Range of Gross Interest Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Gross Interest Rates (%)                            Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                                   16    6,539,155         1.09        4.908          355        73.91
5.000 - 5.999                                                  204   66,970,758        11.20        5.708          356        75.21
6.000 - 6.999                                                  883  229,194,101        38.32        6.590          353        76.71
7.000 - 7.999                                                  861  170,412,954        28.49        7.517          354        78.30
8.000 - 8.999                                                  497   79,554,032        13.30        8.473          353        79.13
9.000 - 9.999                                                  271   33,873,047         5.66        9.493          351        79.71
10.000 - 10.999                                                 86    8,257,277         1.38       10.387          352        79.57
11.000 - 11.999                                                 31    2,985,787         0.50       11.374          350        74.34
12.000 - 12.999                                                  4      296,275         0.05       12.337          358        84.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 4.500
Maximum: 12.690
Weighted Average: 7.231

4. Range of Cut-off Date Principal Balances ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Cut-off Date Principal Balances ($)                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
25,001 - 50,000                                                 40    1,984,165         0.33        8.907          326        61.72
50,001 - 75,000                                                361   22,693,253         3.79        8.565          343        78.26
75,001 - 100,000                                               367   32,431,790         5.42        8.118          346        77.63
100,001 - 125,000                                              298   33,456,387         5.59        7.882          350        77.82
125,001 - 150,000                                              294   40,322,080         6.74        7.475          354        76.47
150,001 - 175,000                                              220   35,686,492         5.97        7.416          351        77.68
175,001 - 200,000                                              185   34,693,323         5.80        7.480          355        75.05
200,001 - 225,000                                              151   32,083,126         5.36        7.480          356        75.44
225,001 - 250,000                                              104   24,842,158         4.15        7.183          351        77.25
250,001 - 275,000                                               84   22,090,899         3.69        7.200          352        76.24
275,001 - 300,000                                               59   17,007,427         2.84        7.142          357        76.25
300,001 - 325,000                                               42   13,150,199         2.20        7.133          357        76.81
325,001 - 350,000                                               95   32,363,328         5.41        7.010          354        77.66
350,001 - 375,000                                              117   42,439,054         7.10        7.028          357        79.97
375,001 - 400,000                                              101   39,340,016         6.58        7.000          357        79.62
400,001 - 425,000                                               57   23,530,304         3.93        6.773          357        80.97
425,001 - 450,000                                               70   30,643,449         5.12        6.748          354        79.75
450,001 - 475,000                                               37   17,044,269         2.85        6.604          352        80.31
475,001 - 500,000                                               50   24,507,562         4.10        7.010          357        76.86
500,001 - 750,000                                              103   60,824,586        10.17        6.708          357        77.81
750,001 - 1,000,000                                             13   11,578,781         1.94        6.388          356        71.44
1,000,001 >=                                                     5    5,370,739         0.90        6.386          357        62.44
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 40,765
Maximum: 1,125,000
Average: 209,633

5. Stated Original Term (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Stated Original Term (months)                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                                              3      187,355         0.03        8.582          117        70.04
180                                                             68    7,622,817         1.27        7.608          177        70.91
240                                                             35    4,231,779         0.71        7.688          237        75.27
360                                                          2,747  586,041,436        97.99        7.222          357        77.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 357

6. Range of Stated Remaining Terms (months)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Stated Remaining Terms (months)                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
109 - 120                                                        3      187,355         0.03        8.582          117        70.04
169 - 180                                                       68    7,622,817         1.27        7.608          177        70.91
229 - 240                                                       35    4,231,779         0.71        7.688          237        75.27
349 - 360                                                    2,747  586,041,436        97.99        7.222          357        77.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 117
Maximum: 358
Weighted Average: 354

7. Range of Original Combined LTV Ratios (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Original Combined LTV Ratios (%)                    Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                                    1       98,957         0.02        5.990          354        18.18
20.01 - 25.00                                                    3      240,461         0.04        7.256          357        23.81
25.01 - 30.00                                                    9      871,499         0.15        6.808          357        27.07
30.01 - 35.00                                                   13    1,419,945         0.24        6.890          351        32.67
35.01 - 40.00                                                   23    2,781,961         0.47        7.456          347        38.43
40.01 - 45.00                                                   29    4,456,430         0.75        6.819          350        42.55
45.01 - 50.00                                                   58    9,277,048         1.55        7.241          349        47.99
50.01 - 55.00                                                   51   10,886,046         1.82        6.898          350        53.17
55.01 - 60.00                                                   93   21,005,152         3.51        6.858          353        58.04
60.01 - 65.00                                                  163   37,136,933         6.21        7.291          352        63.41
65.01 - 70.00                                                  245   59,984,612        10.03        7.124          350        68.64
70.01 - 75.00                                                  304   69,420,846        11.61        7.270          355        74.00
75.01 - 80.00                                                  944  185,704,263        31.05        7.199          354        79.60
80.01 - 85.00                                                  286   62,750,964        10.49        7.113          355        84.36
85.01 - 90.00                                                  410   92,654,800        15.49        7.408          356        89.61
90.01 - 95.00                                                  192   36,686,831         6.13        7.395          356        94.62
95.01 - 100.00                                                  29    2,706,641         0.45        9.378          341        99.73
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Minimum: 18.18
Maximum: 100.00
Weighted Average: 77.49

8. Range of Gross Margins (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Gross Margins (%)                                   Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               920  170,113,652        28.44        7.208          347        75.09
<= 3.500                                                        16    5,820,907         0.97        5.253          356        69.95
3.501 - 4.000                                                   75   25,499,481         4.26        5.721          357        73.86
4.001 - 4.500                                                  168   50,927,796         8.52        6.197          357        75.96
4.501 - 5.000                                                  298   76,888,063        12.86        6.628          357        77.68
5.001 - 5.500                                                  332   75,196,604        12.57        7.114          357        79.50
5.501 - 6.000                                                  291   63,796,496        10.67        7.430          356        80.55
6.001 - 6.500                                                  253   48,818,622         8.16        7.788          356        79.60
6.501 - 7.000                                                  265   49,067,923         8.20        8.357          356        79.62
7.001 - 7.500                                                  118   15,863,680         2.65        9.027          355        80.93
7.501 - 8.000                                                   79   10,923,809         1.83        9.459          357        77.32
8.001 - 8.500                                                   22    3,258,001         0.54        9.673          354        79.12
8.501 - 9.000                                                   10    1,307,422         0.22       10.208          357        73.46
9.001 - 9.500                                                    2      214,289         0.04       10.632          355        75.33
9.501 - 10.000                                                   3      336,677         0.06       10.415          356        85.77
>10.000                                                          1       49,966         0.01       11.300          358        58.82
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 2.800
Maximum: 10.300
Non-Zero Weighted Average: 5.505

9. Range of Minimum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Minimum Mortgage Rates (%)                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               920  170,113,652        28.44        7.208          347        75.09
<=5.000                                                         17    6,591,337         1.10        4.908          355        73.92
5.001 - 5.500                                                   53   17,816,102         2.98        5.386          357        75.22
5.501 - 6.000                                                  132   41,502,932         6.94        5.840          357        77.06
6.001 - 6.500                                                  214   58,585,114         9.80        6.339          357        79.19
6.501 - 7.000                                                  338   87,973,916        14.71        6.821          356        78.53
7.001 - 7.500                                                  290   66,747,648        11.16        7.320          357        78.85
7.501 - 8.000                                                  285   56,534,276         9.45        7.803          357        79.10
8.001 - 8.500                                                  159   30,821,891         5.15        8.278          357        78.59
8.501 - 9.000                                                  167   26,320,825         4.40        8.741          357        79.56
9.001 - 9.500                                                  115   15,684,052         2.62        9.305          356        81.22
9.501 - 10.000                                                  94   12,081,371         2.02        9.755          355        76.12
10.001 -10.500                                                  38    3,867,540         0.65       10.255          357        81.21
10.501 - 11.000                                                 17    2,301,889         0.38       10.827          357        69.70
11.001 - 11.500                                                  8      715,477         0.12       11.356          358        73.02
11.501 - 12.000                                                  6      425,365         0.07       11.809          357        64.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 4.500
Maximum: 12.000
Non-Zero Weighted Average: 7.240

10. Range of Maximum Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Range of Maximum Mortgage Rates (%)                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               920  170,113,652        28.44        7.208          347        75.09
<= 12.500                                                      407  120,650,240        20.17        5.963          357        77.69
12.501 - 13.000                                                337   88,196,703        14.75        6.803          356        78.30
13.001 - 13.500                                                283   64,863,462        10.85        7.278          357        79.06
13.501 - 14.000                                                282   56,515,882         9.45        7.773          357        79.10
14.001 - 14.500                                                169   34,271,572         5.73        8.169          357        78.46
14.501 - 15.000                                                169   27,085,053         4.53        8.679          356        79.41
15.001 - 15.500                                                117   16,149,491         2.70        9.272          356        81.37
15.501 - 16.000                                                 97   12,462,977         2.08        9.689          355        76.79
16.001 - 16.500                                                 36    3,633,652         0.61       10.213          357        79.66
16.501 - 17.000                                                 19    2,645,167         0.44       10.711          357        70.34
17.001 - 17.500                                                 11    1,070,171         0.18       11.011          357        76.09
17.501 - 18.000                                                  6      425,365         0.07       11.809          357        64.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 10.500
Maximum: 18.000
Non-Zero Weighted Average: 13.273

11. Initial Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Initial Periodic Cap (%)                                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               920  170,113,652        28.44        7.208          347        75.09
1                                                                1      499,306         0.08        7.850          358        65.10
2                                                                3    1,699,076         0.28        6.463          355        73.81
3                                                            1,929  425,771,353        71.19        7.243          357        78.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 3.000
Non-Zero Weighted Average: 2.994

12. Subsequent Periodic Cap (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Subsequent Periodic Cap (%)                                  Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               920  170,113,652        28.44        7.208          347        75.09
1                                                            1,889  414,933,605        69.38        7.248          357        78.45
1.5                                                             43   12,692,441         2.12        6.963          355        77.78
2                                                                1      343,689         0.06        8.050          355        95.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.016

13. Next Rate Adjustment Dates

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Next Rate Adjustment Dates                                   Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                                               920  170,113,652        28.44        7.208          347        75.09
Mar-05                                                           1      499,306         0.08        7.850          358        65.10
Mar-06                                                           1       52,911         0.01        7.400          353        73.89
Apr-06                                                           7    1,185,527         0.20        7.476          353        78.91
May-06                                                          15    4,793,008         0.80        7.208          354        80.85
Jun-06                                                          86   27,538,051         4.60        6.906          355        78.85
Jul-06                                                         151   41,465,961         6.93        7.373          355        76.93
Aug-06                                                       1,041  218,542,112        36.54        7.274          357        78.61
Sep-06                                                         487   96,992,615        16.22        7.397          358        79.27
Apr-07                                                           1      143,409         0.02        7.990          354        80.00
Jun-07                                                          14    4,157,425         0.70        5.647          355        76.21
Jul-07                                                          18    5,317,836         0.89        6.359          356        81.19
Aug-07                                                          69   18,654,899         3.12        6.879          357        74.28
Sep-07                                                          36    7,898,488         1.32        6.995          358        78.68
Aug-19                                                           5      675,547         0.11        7.757          357        78.93
Sep-19                                                           1       52,642         0.01        9.000          358        85.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

14. Geographic Distribution of Mortgaged Properties

                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Geographic Distribution of Mortgaged Properties              Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                                     501  169,967,747        28.42        6.915          354        77.23
New York                                                       344   97,156,601        16.24        7.015          354        76.35
Massachusetts                                                  228   58,975,487         9.86        6.870          355        74.58
New Jersey                                                     159   35,332,242         5.91        7.589          354        74.85
Florida                                                        194   30,871,505         5.16        7.566          351        77.00
Texas                                                          157   17,966,374         3.00        7.861          339        78.81
Connecticut                                                     74   16,256,843         2.72        7.121          355        74.74
Maryland                                                        65   15,050,173         2.52        7.536          357        77.16
Virginia                                                        73   13,824,543         2.31        7.804          357        78.98
Pennsylvania                                                   101   11,580,413         1.94        7.635          352        79.72
Rhode Island                                                    58   10,985,357         1.84        7.073          353        77.24
Illinois                                                        68   10,224,703         1.71        7.906          357        80.18
Michigan                                                        93    9,750,007         1.63        8.187          356        81.70
Nevada                                                          39    9,633,154         1.61        7.022          357        81.71
Colorado                                                        38    7,686,465         1.29        7.203          357        79.90
Other                                                          661   82,821,774        13.85        7.640          352        80.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 46

15. Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Occupancy                                                    Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                                      2,670  569,317,627        95.19        7.195          354        77.47
Non-Owner Occupied                                             144   20,150,018         3.37        8.181          353        78.03
Second Home                                                     39    8,615,742         1.44        7.411          356        77.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

16. Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Property Type                                                Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                      2,269  466,923,942        78.07        7.225          353        77.16
2-4 Family                                                     250   57,762,782         9.66        7.230          353        77.68
Planned Unit Development                                       186   47,470,019         7.94        7.220          356        79.31
Condo                                                          128   23,987,545         4.01        7.363          357        79.52
Manufactured Housing                                            20    1,939,100         0.32        7.393          353        81.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

17. Loan Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Loan Purpose                                                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                          1,780  385,399,381        64.44        7.205          353        75.57
Purchase                                                       787  152,671,859        25.53        7.267          356        82.25
Refinance - Rate Term                                          286   60,012,147        10.03        7.308          350        77.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

18. Documentation Level

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Documentation Level                                          Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
Full                                                         1,927  366,290,241        61.24        7.175          354        78.36
Stated Documentation                                           916  230,023,743        38.46        7.318          354        76.10
Limited                                                         10    1,769,403         0.30        7.365          350        76.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

19. Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Credit Score                                                 Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
NA                                                               1      371,640         0.06        9.600          358        80.00
500 - 524                                                      292   54,152,492         9.05        8.317          354        74.08
525 - 549                                                      340   61,886,299        10.35        8.047          354        73.17
550 - 574                                                      319   59,538,520         9.95        7.720          354        75.56
575 - 599                                                      373   78,139,960        13.07        7.220          354        76.49
600 - 624                                                      520  106,421,803        17.79        6.992          354        78.47
625 - 649                                                      412   94,308,046        15.77        6.852          352        78.54
650 - 674                                                      273   63,737,432        10.66        6.669          354        81.07
675 - 699                                                      132   30,314,522         5.07        6.692          354        81.36
700 - 724                                                       92   23,918,488         4.00        6.778          354        79.81
725 - 749                                                       60   14,247,490         2.38        6.755          357        79.50
750 - 774                                                       30    8,314,907         1.39        6.590          356        79.14
775 - 799                                                        8    2,360,978         0.39        6.570          356        79.97
800 +                                                            1      370,810         0.06        5.500          355        56.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 500
Maximum: 805
Non-Zero Weighted Average: 609

20. Prepayment Penalty Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Prepayment Penalty Term                                      Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                                              808  155,542,782        26.01        7.472          353        77.81
12                                                             219   57,074,459         9.54        7.008          352        74.25
24                                                           1,223  268,970,988        44.97        7.209          357        78.72
30                                                               1      237,155         0.04        9.200          358        95.00
36                                                             601  116,199,193        19.43        7.064          348        75.78
60                                                               1       58,810         0.01        6.620          174        50.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 26

21. Lien Position

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
Lien                                                      Mortgage    Principal    Principal     Interest         Term     Original
Position                                                     Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                     2,799  593,491,359        99.23        7.208          354        77.42
2nd Lien                                                        54    4,592,029         0.77       10.187          333        86.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------

22. Interest Only Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        % of
                                                                                    Mortgage
                                                                                     Pool by
                                                                      Aggregate    Aggregate     Weighted     Weighted     Weighted
                                                            Number      Cut-off      Cut-off      Average      Average      Average
                                                                of         Date         Date        Gross    Remaining         Comb
                                                          Mortgage    Principal    Principal     Interest         Term     Original
Interest Only Term                                           Loans  Balance ($)      Balance     Rate (%)     (months)          LTV
------------------------------------------------------------------------------------------------------------------------------------
0                                                            2,755  553,701,801        92.58        7.312          354        77.24
60                                                              98   44,381,587         7.42        6.220          357        80.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                       2,853  598,083,387       100.00        7.231          354        77.49
------------------------------------------------------------------------------------------------------------------------------------